As filed with the Securities and Exchange Commission on July 2, 1999
                                                Securities Act File No. 33-20827
                                        Investment Company Act File No. 811-5518
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|
                         Pre-Effective Amendment No. __                      |_|
                        Post-Effective Amendment No. 66                      |X|

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |X|


                                Amendment No. 68                             |X|
                               _________________

                               THE RBB FUND, INC.


               (Exact Name of Registrant as Specified in Charter)
                         Bellevue Park Corporate Center
                         400 Bellevue Parkway, Suite 100
                              Wilmington, DE 19809
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (302) 792-2555

                                   Copies to:
GARY M. GARDNER, ESQUIRE                          MICHAEL P. MALLOY, ESQUIRE
PFPC, Inc.                                        Drinker Biddle & Reath LLP
400 Bellevue Parkway                              One Logan Square
Wilmington, DE  19809                             18th & Cherry Streets
(Name and Address of Agent for Service)           Philadelphia, PA  19103-6996

   It is proposed that this filing will become effective (check appropriate box)
        |_|   immediately upon filing pursuant to paragraph (b)
        |_|   on (date) pursuant to paragraph (b)
        |_|   60 days after filing pursuant to paragraph (a)(1)
        |_|   on (date) pursuant to paragraph (a)(1)
        |X|   75 days after filing pursuant to paragraph (a)(2)
        |_|   on (date) pursuant to paragraph (a)(2) of Rule 485

   If appropriate, check the following box:
        |_|   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

   The purpose of this Post-Effective Amendment is to register one new portfolio of Registrant and its shares.

           Title of Securities..................Shares of Common Stock

 THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY
   NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES
             IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.





                           BOGLE INVESTMENT MANAGEMENT

                              SMALL CAP GROWTH FUND
                              OF THE RBB Fund, Inc.




                                   PROSPECTUS

                                 __________,1999







The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

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                                TABLE OF CONTENTS

A LOOK AT GOALS, STRATEGIES,       FUND DESCRIPTION
RISKS AND FINANCIAL HISTORY.       Investment Goal.............................3
                                   Primary Investment Strategies...............3
                                   Key Risks...................................3
                                   Expenses and Fees...........................3
                                   Financial Highlights........................5
                                   Additional Information on the Fund's
                                      Investment Objective and Principal
                                      Strategies...............................5
                                   Risks of Investing in the Fund..............6

DETAILS ON THE MANAGEMENT          MANAGEMENT OF THE FUND
AND OPERATIONS OF THE FUND.        Investment Adviser..........................7
                                   Service Provider Chart......................9

POLICIES AND INSTRUCTIONS FOR      SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND           Pricing of Fund Shares.....................10
CLOSING AN ACCOUNT IN THE          Purchase of Fund Shares....................10
FUND.                              Redemption of Fund Shares..................12
                                   Dividends and Distributions................14
                                   Taxes......................................14

                                   FOR MORE INFORMATION...........see back cover
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                           BOGLE INVESTMENT MANAGEMENT

                              SMALL CAP GROWTH FUND
                                  (THE "FUND")

INVESTMENT GOAL

The Fund's investment objective is to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Fund will seek to achieve its objective by taking long positions in the stocks of U.S. companies with market capitalization under $2.0 billion ("Small Cap Stocks") that Bogle Asset Management ("the Adviser") has identified as undervalued. The Fund will primarily invest in securities principally traded in the U.S. markets. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the Russell 2000 Growth Index.

KEY RISKS

(BULLET) Common stocks may decline over short or even extended periods of time.
         Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

(BULLET) The Fund will invest in Small Cap Stocks that may be more volatile than investments in issuers with a market value greater than $2.0 billion. Issuers of Small Cap Stocks are not as diversified in their business activities as issuers with market values greater than $2.0 billion and are more susceptible to changes in the business cycle.

(BULLET) The net asset value of the Fund will change with changes in the market value of its portfolio positions.

(BULLET) Although the Fund will invest in stocks that the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

(BULLET) The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Fund."

EXPENSES AND FEES

As a shareholder, you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.

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The table below  describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                INSTITUTIONAL        INVESTOR
                                                   SHARES           SHARES (1)
                                                -------------       ----------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management fees (2)........................         1.00%             1.00%
Distribution (12b-1) fees..................         None               None
Other expenses(3)..........................         0.45%             0.70%
Total annual Fund operating expenses(4)....         1.45%             1.70%
                                                    -----             -----


(1) The Fund's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Investor Shares for which such Shareholder Agents provide services for the benefit of customers. Currently, the Fund pays up to 0.20% of the average daily net asset value of Investor Shares to Shareholder Servicing Agents. This 0.05% waiver is expected to remain in place for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent. Shareholder Servicing fees are included in the Fund's "Other expenses."

(2) The Adviser has voluntarily agreed to waive a portion of its management fee. As a result of the fee waiver, the current management fee is 0.80% of the Fund's daily net assets. This waiver is expected to remain in place for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.

(3) "Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Institutional and Investor Shares. "Other expenses" are based on estimated amounts for the current fiscal year.

(4) As a result of the fee waivers set forth in notes 1 and 2, the Total Annual Fund Operating Expenses are estimated to be 1.25% and 1.45%, respectivley, for the Institutional and Investor Shares of the Fund.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

(BULLET)  you reinvested all dividends and distributions
(BULLET)  the average annual total return was 5%
(BULLET) the percentage amounts charged in "Total annual Fund operating expenses" for Institutional and Investor Shares remain the same over the time periods
(BULLET)  you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR                 3 YEARS
                                   ------                 -------
Institutional Shares                $127                   $397
Investor Shares                     $148                   $459

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THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF
THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

FINANCIAL HIGHLIGHTS

The Fund had not commenced investment operations as of __________, 1999, therefore no financial highlights information is available.

ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL
STRATEGIES

The investment objective of the Fund is to provide long-term capital appreciation. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the Russell 2000 Growth Index. The Russell 2000 is an index of stocks 1001 through 3000 in the Russell 3000 Index as ranked by total market capitalization. This index is segmented into growth and value categories. The Russell 2000 Growth Index contains stocks from the Russell 2000 with greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price/earnings ratios. The Fund attempts to achieve its objective by taking long positions in Small Cap Stocks that the Adviser has identified as undervalued. The Fund will primarily invest in securities principally traded in the U.S. markets.

The Adviser will determine the size of each position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Company's Board of Directors can change the investment objective of the Fund. However, shareholders will be given notice before any change is made.

The Fund's long positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States as sponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. The ADRs may not necessarily be denominated in the same currency as the foreign securities underlying the ADRs. The Fund will not invest directly in equity securities that are principally traded outside of the United States.

In addition to investments expected to meet the preceding criteria, the Fund may also invest in certain instruments related to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The S&P 500 Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in such index. The Fund will invest in S&P 500 Index futures, options on S&P 500 Index futures and equity swap contracts.

The Fund may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market or economic situations, as determined by the Adviser, the Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of

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United States and foreign issuers. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities and money-market deposit accounts. To the extent the Fund employs a temporary investment strategy, the Fund may not achieve its investment objective.

RISKS OF INVESTING IN THE FUND

GENERAL

There can be no assurance that the investment methodology employed will satisfy the Fund's objective of long-term capital appreciation. Additionally, an investment in the Fund will be subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in executing its strategy and may invest in stocks that underperform the market.

The value of the fixed income securities held by the Fund, and thus the net asset value of the shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates.

The value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting the Fund's portfolio. Investment in shares of the Fund is more volatile and risky than some other forms of investment.

SECURITIES OF SMALL COMPANIES

Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. While securities of small market value companies may offer greater opportunity for capital appreciation than the securities of larger companies, investment in smaller companies presents greater risks than investment in larger, more established companies. Historically, small market value stocks have been more volatile in price than larger market value stocks. Among the reasons for the greater price volatility of small market value stocks are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management and changes in competitive, business, industry and economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the price of the Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. The Fund should not be considered suitable for you if you are unable or unwilling to assume the risks of loss

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associated with such an investment program, nor should investment in the Fund be considered a balanced or complete investment program.

NON-DIVERSIFIED STATUS

The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

YEAR 2000

The Fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the Fund, the Adviser is currently working to avoid such problems. The Adviser is also working with the Fund's other service providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on or after January 1, 2000. Year 2000 problems may also hurt issuers whose securities the Fund holds or securities markets generally.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund's investment adviser is Bogle Investment Management, L.P., whose principal address is 57 River Street, Suite 206, Wellesley, Massachusetts 02481 (the "Adviser"). The Adviser manages the Fund's business and investment activities, subject to the authority of the Fund's Board of Directors. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts. The Adviser currently manages approximately $_____ in assets and serves as investment adviser to _____ registered investment company portfolios.

For its services to the Fund, the Adviser is entitled to receive a monthly advisory fee computed at an annual rate of 1.00% of the Fund's average daily net assets.

PORTFOLIO MANAGER

John Bogle, Jr. serves as portfolio manager of the Fund. Mr. Bogle founded the Adviser in 1999 and currently serves as its President. From 1990 to 1999, Mr. Bogle was a Managing Director of Numeric Investors, LP, a quantitative investment management firm.

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The following chart shows the Fund's other service providers and includes their addresses and principal activities.

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                                         SHAREHOLDERS

Distribution and
Shareholder
Services

                 PRINCIPAL DISTRIBUTOR                  TRANSFER AGENT
               PROVIDENT DISTRIBUTORS INC.                 PFPC, INC.
           FOUR FALLS CORPORATE CENTER, 6TH FL.       400 BELLEVUE PARKWAY
               WEST CONSHOCKOCKEN, PA  19428           WILMINGTON, DE  19809

       Distributes shares of the Fund and          Handles shareholder services,
       contracts with Shareholders Servicing       including recordkeeping and
       Agents who distribute and redeem Investor   statements, distribution of
       Shares and/or provide various services to   dividends and processing of
       beneficial owners of Investor Shares.       buy and sell requests.

Asset
Managment
               INVESTMENT ADVISOR                          CUSTODIAN
          BOGLE INVESTMENT MANAGEMENT, L.P.            PFPC TRUST COMPANY
               57 RIVER STREET                         200 STEVENS DRIVE
                  SUITE 206                             LESTER, PA 19113
             WELLESLEY, MA 02481
                                               Holds the Fund's assets, settles
         Manages the Fund's business and      all portfolio trades and collects
             investment activities           most of the valuation data required
                                                for calculating the Fund's net
                                                      asset value ("NAV").

Fund
Operations
                ADMINISTRATOR AND
              FUND ACCOUNTING AGENT
                    PFPC, INC.
               400 BELLEVUE PARKWAY
               WILMINGTON, DE  19809

    Provides facilities, equipment and personnel to carry out administrative services related to the Fund and calculates the Fund's NAV, dividends and distributions.


                                   BOARD OF DIRECTORS

                             Suprvises the Fund's Activities



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SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                            Value of Assets Attributable to a Class
          NAV =          -  Value of Liabilities Attributable to the same Class
                         ------------------------------------------------------
                            Number of Outstanding Shares of the Class

The Fund's NAV is calculated as of the close of regular trading hours (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange (the "NYSE") is open for business. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form.

Equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Fund's Board of Directors.

PURCHASE OF FUND SHARES

PURCHASE OF INSTITUTIONAL SHARES THROUGH AN INSTITUTIONAL ORGANIZATION

Institutional Shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Institutional Organizations"). If you purchase Institutional Shares through an Institutional Organization, you may be charged a transaction-based fee or other fee for the services of such organization. Each Institutional Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Customers of Institutional Organizations should read this prospectus in light of the terms governing accounts with their Institutional Organization. The Fund does not pay to or receive compensation from Institutional Organizations for the sale of Institutional Shares.

PURCHASE OF INVESTOR SHARES THROUGH A SHAREHOLDER SERVICING AGENT

Purchase orders for Investor Shares may be placed through a financial intermediary ("Shareholder Servicing Agent"). Investor Shares are subject to such investment minimums and other terms and conditions as may be imposed by Shareholder Servicing Agents from time to time. Shareholder Servicing Agents may offer additional services to their customers. For further

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information as to how to direct a Shareholder Servicing Agent to purchase
Investor Shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent or the Fund's Distributor.

PURCHASE OF INSTITUTIONAL AND INVESTOR SHARES THROUGH THE FUND'S TRANSFER AGENT

You may also purchase Institutional and Investor Shares directly from the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund's records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the Exchange is open and through the means described below. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

INITIAL INVESTMENT BY MAIL. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check ($_____ minimum for Institutional Shares and _____ minimum for Investor Shares) payable to Small Cap Growth Fund:

Small Cap Growth Fund
c/o PFPC Inc.
P.O. Box 8955
Wilmington, DE 19899

Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve
Bank) before acceptance by the Fund. No third party endorsed checks or foreign checks will be accepted as payment for shares.

INITIAL INVESTMENT BY WIRE. Subject to acceptance by the Fund, shares may be purchased by wiring federal funds ($_____ minimum for Institutional Shares and _____ minimum for Investor Shares) to PNC Bank, NA (see instructions below). A completed Account Application should be forwarded to the Fund at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Fund at 1-800-________ prior to 4:00 p.m., New York time, on the business day prior to the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank, NA
Philadelphia, Pennsylvania
ABA# 0310-0005-3
Account # ____________
F/B/O Small Cap Growth Fund
Ref. (Account Number)

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Federal funds purchases will be accepted only on a day on which the Fund and PNC
Bank, NA are open for business.

ADDITIONAL INVESTMENTS. Additional investments may be made at any time ($_____ minimum for Institutional Shares and _____ minimum for Investor Shares) by purchasing shares at NAV by mailing a check to the Fund at the address noted above under "Initial Investment by Mail" (payable to Small Cap Growth Fund) or by wiring monies to the custodian bank as outlined above under "Initial Investment by Wire." Notification must be given to the Fund at 1-800________ prior to 4:00 p.m., New York time, on the business day prior to the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen days from the purchase date.

OTHER PURCHASE INFORMATION

The Fund reserves the right, in its sole discretion, to suspend the offering of Institutional and Investor Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

REDEMPTION OF FUND SHARES

You may redeem Institutional and Investor Shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem shares of the Fund on days the Exchange is open and through the means described below.

You may redeem Institutional and Investor Shares of the Fund by mail, or, if you are authorized, by telephone. No charge is made for redemptions. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

REDEMPTION BY MAIL. Your redemption requests should be addressed to Small Cap Growth Fund, c/o PFPC Inc., P.O. Box ____, Wilmington, DE 19899 and must include:

(BULLET) the share certificates, if issued;

(BULLET) a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(BULLET) any required signature guarantees, which are required when (i) the redemption request proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $______ or more, or (iii) a share transfer request is made. A

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         signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature Guarantees, which are not a part of these programs, will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

(BULLET) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

REDEMPTION BY TELEPHONE. In order to utilize the Telephone Redemption Option, you must indicate that option on your Account Application. You may then initiate a redemption of shares by calling the Fund at 1-800________ and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Shares cannot be redeemed by telephone if share certificates are held for those shares. If the Telephone Redemption Option is authorized, the Fund and its Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

INVESTOR SHARES

If you purchased Investor Shares through a Shareholder Servicing Agent, you must place all redemption orders for Investor Shares through that Shareholder Servicing Agent in accordance with instructions or limitations pertaining to your account with your Shareholder Servicing Agent. Redemption orders for Investor Shares are effected at the NAV next determined after the order is received by the Fund's Transfer Agent. While no redemption fee is imposed by the Fund, Shareholder Servicing Agents may charge your account for redemption services. You should contact your Shareholder Servicing Agent or the Fund's Transfer Agent for further information regarding redemption of Investor Shares, including the availability of wire or telephone redemption privileges, or whether you may elect to participate in a systematic withdrawal plan.

OTHER REDEMPTION INFORMATION

Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

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Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the Exchange or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends of substantially all of its net investment income annually. The Fund distributes, at least annually, substantially all net realized capital gains, if any, earned. The Fund will inform shareholders of the amount and nature of all such income or gains.

Dividends are paid in the form of additional shares of the same class of the Fund, unless you have elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to you whether received in cash or in additional shares of the Fund. It is anticipated that expenses incurred by each class of shares of the Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

TAXES

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under the Code, such dividends are exempt from regular federal income taxes. If so qualified, the Fund will not be subject to federal income taxes with respect to net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of the Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders, provided that the Fund distributes each taxable year (i) at least 90% of its net investment income for such taxable year, and (ii) at least 90% of the excess of its tax-exempt interest income net of certain deductions allocable to such income. Dividends, either in cash or reinvested in shares, paid by the Fund from net investment income will be taxable to you as ordinary income.

Whether paid in cash or additional shares of the Fund, and regardless of the length of time the shares in the Fund have been owned by you, distributions of net capital gain which are designated by the Fund as "capital gain dividends" are taxable to you as long-term capital gain. You will be notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Fund. Such dividends and distributions may also be subject to state and local taxes.

Exchanges and redemptions of shares in the Fund are generally taxable events for federal income tax purposes. You may also be subject to state and local taxes on such exchanges and redemptions.

Depending on your residence for tax purposes, distributions from the Fund may also be subject to state and local taxes or withholding taxes. You should consult with your own tax adviser about state and local tax matters.

The Fund intends to declare and pay dividends and capital gain distributions so as to avoid imposition of a non-deductible 4% federal excise tax. To do so, the Fund intends to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gain net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary or capital gain net income from the prior calendar year. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

The Fund may be subject to certain taxes imposed by foreign countries with respect to dividends, capital gain and other income.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities will be subject to a 30% withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or the income is "effectively connected" with a U.S. trade or business. Generally, subject to certain exceptions, capital gain dividends paid to non-resident shareholders or foreign entities will not be subject to U.S. federal income tax. If you are a non-resident, you are urged to consult your own tax adviser concerning the applicability of the U.S. withholding tax.

The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Fund with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding.

                              --------------------

The description of tax consequences set forth in this prospectus is intended to be a general guide. You should consult your tax adviser concerning a prospective investment in the Fund.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                                  P.O. BOX 8935
                              WILMINGTON, DE 19899
                                 1-800-________

FOR MORE INFORMATION:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free, upon request, including:

ANNUAL/SEMI-ANNUAL REPORT
These reports contain additional information about each of the Funds' investments, describe the Funds' performance, list portfolio holdings, and discuss recent market conditions, economic trends and Fund strategies for the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
A Statement of Additional Information, dated __________ has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge by calling (800) ________. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

SHAREHOLDER INQUIRIES
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: __ a.m. to __ p.m. (Eastern time) Monday-Friday. Call: (800) ________.

PURCHASES AND REDEMPTIONS
Call (800) ________.

WRITTEN CORRESPONDENCE
Post Office Address: Small Cap Growth Fund, c/o PFPC, Inc. PO Box 8955, Wilmington, DE 19899
Street Address: Small Cap Growth Fund, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

SECURITIES AND EXCHANGE COMMISSION (SEC)
You may also view information about The RBB Fund, Inc. and the Fund, including the SAI, by visiting the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-800-SEC-0330. Copies of this information can be obtained, for a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

                    INVESTMENT COMPANY ACT FILE NO. 811-05518

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.




                Bogle Investment Management Small Cap Growth Fund

                 (an Investment Portfolio of The RBB Fund, Inc.)


                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information provides supplementary information pertaining to shares of two classes, Institutional Shares and Investor Shares (collectively, the "Shares"), representing interests in the Bogle Investment Management Small Cap Growth Fund (the "Fund") of The RBB Fund, Inc. ("RBB"). This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's Prospectus dated ____________, 1999 (the "Prospectus"). A copy of the Prospectus may be obtained by calling toll-free (800) ___________. This Statement of Additional Information is dated ___________, 1999.


                                                                           PAGE
         General..............................................................2
         Investment Objective And Policies....................................2
         Investment Limitations..............................................16
         Directors And Officers..............................................18
         Investment Advisory, Distribution And Servicing
              Arrangements...................................................22
         Fund Transactions...................................................25
         Purchase And Redemption Information.................................27
         Valuation Of Shares.................................................28
         Performance Information.............................................29
         Taxes...............................................................31
         Description Of Shares...............................................33
         Additional Information Concerning Fund Shares.......................36
         Miscellaneous.......................................................37
         Financial Statements................................................38
         Appendix A.........................................................A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THE STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                     GENERAL

         RBB is an open-end management investment company currently operating or proposing to operate eighteen separate investment portfolios. RBB is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act") and was organized as a Maryland corporation on February 29, 1988. This Statement of Additional Information pertains to the Institutional and Investor Shares representing interests in the Bogle Investment Management Small Cap Growth Fund offered by the Prospectus dated ____________, 1999. The Fund is classified as a non-diversified investment company under the 1940 Act. As of the date of this Statement of Additional Information, the Fund had not commenced investment operations.

         Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

FUTURES

         FUTURES CONTRACTS. The Fund may invest in futures contracts and options on futures contracts (including S&P 500 Index futures and options on S&P 500 Index futures described below). When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.

         The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

         If the Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.

         The Fund may purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase certain securities but had not yet done so, it could purchase a futures contract in order to lock in current prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, the Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time the Fund wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations. In these strategies the Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from longer-term securities, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

         The Fund may sell futures contracts to hedge its other investments against changes in value, or as an alternative to sales of securities. For example, if the Adviser anticipated a decline in the price of a particular security, but did not wish to sell such securities owned by the Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the future contract's value would be expected to rise and offset all or a portion of the loss in the securities that the Fund had hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit of the Fund.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

         FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker (known as a futures commission merchant, or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

         CORRELATION OF PRICE CHANGES. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

         LIQUIDITY OF FUTURES CONTRACTS. Because futures contracts are generally settled within a day from the date they are closed out, as compared with a longer settlement period for other types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions could also be impaired.

         S&P 500 INDEX FUTURES AND RELATED OPTIONS. An S&P 500 Index Futures contract is a contract to buy or sell an integral number of units of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500 Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500 Index.

         RISKS OF FUTURES TRANSACTIONS. The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of futures by the Fund is subject to the Adviser's ability to predict correctly movements in the direction of the market.

PUT AND CALL OPTIONS

         The Fund may purchase and write (sell) put and call options relating to particular securities or to various indicies which may or may not be listed on a national securities exchange or issued by the Options Clearing Corporation.

         PURCHASING PUT OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the current market price for the option (known as the option premium). The option's underlying instrument may be a security or a futures contract.

         The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If the Fund exercises a put option on a futures contract, it assumes a seller's position in the underlying futures contract. Purchasing an option on a futures contract does not require the Fund to make futures margin payments unless it exercises the option. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         Put options may be used by the Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including securities prices) option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.

         PURCHASING CALL OPTIONS. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, the Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fell. At the same time, the Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         The Fund will purchase call options only in connection with "closing purchase transactions." The Fund may terminate its position in a call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by the Fund. If the Fund is unable to enter into a closing purchase transaction, the Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

         WRITING PUT OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

         The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

         WRITING CALL OPTIONS. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

         COMBINED OPTION POSITIONS. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         OPTIONS ON INDICIES/UNLISTED OVER-THE-COUNTER OPTIONS. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         The Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

         RISKS OF OPTIONS TRANSACTIONS. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and the Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. RBB, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the Fund will not enter into any commodity futures contract or option on a commodity futures contract for non-hedging purposes if, as a result, the sum of initial margin deposits on commodity futures contracts and related commodity options and premiums paid for options on commodity futures contracts the Fund has purchased would exceed 5% of the Fund's net assets after taking into account unrealized profits and losses on such contracts.

         The Fund's limitations on investments in futures contracts and their policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit.

SHORT SALES

         Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

         The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short.

         The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

SHORT SALES "AGAINST THE BOX"

         In addition to the short sales discussed above, the Funds may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security that the Fund owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Fund will make short sales against the box for purposes of protecting the value of the Fund's net assets and will not engage in short sales against the box for speculative purposes.

         A short sale against the box will defer recognition of gain for federal income tax purposes only if the Fund subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.

SECTION 4(2) PAPER

         "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below and Appendix "A" for a list of commercial paper ratings.

RIGHTS OFFERINGS AND PURCHASE WARRANTS

         Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

ILLIQUID SECURITIES

         The Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

INVESTING IN SMALL CAPITALIZATION COMPANIES

         Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

FOREIGN SECURITIES

         In pursuing its investment objective, the Fund's assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). During temporary defensive periods, the Fund may also hold short or medium-term interest-bearing instruments or deposits of foreign issuers as described in the prospectus and in this Statement of Additional Information.

         ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. The Fund may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Investment in ADRs does not eliminate all the risks inherent in investing in securities of foreign issuers. The market value of these securities is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the ADRs and the underlying securities are quoted. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated change in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

EQUITY SWAPS

         The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

         The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's potential exposure, the Fund and its investment adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

         The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

INVESTMENT COMPANY SECURITIES

         The Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund's investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. The Fund presently intends to invest in other investment companies only as investment vehicles for short-term cash. The Fund will only invest in securities of other investment companies which are purchased on the open market with no commission or profit to a sponsor or dealer, other than the customary brokers commission, or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

CONVERTIBLE SECURITIES

         The Fund may invest in convertible securities, such as convertible debentures, bonds and preferred stock, primarily for their equity characteristics. Convertible securities may be converted into common stock at a specified share price or ratio. Because the price of the common stock may fluctuate above or below the specified price or ratio, the Fund may have the opportunity to purchase the common stock at below market price. On the other hand, fluctuations in the price of the common stock could render the right of conversion worthless.

REPURCHASE AGREEMENTS

         The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price. The repurchase price under repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Fund may enter into repurchase agreements will be banks and broker/dealers which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors. The Adviser will consider, among other things, whether a repurchase obligation of a seller involves minimal credit risk to the Fund in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to a possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. Securities subject to repurchase agreements will be held by RBB's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

         Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with its custodian or a qualified sub-custodian, cash, U.S. Government securities or other liquid, high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

U.S. GOVERNMENT OBLIGATIONS

         Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

         The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable that the price or yield available in the market when the securities delivery takes place. The Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

LENDING OF FUND SECURITIES

         The Fund may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Adviser deems to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. The Fund may not make loans in excess of 33-1/3% of the value of its total assets.

BORROWING MONEY

         As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the 1940 Act and to mortgage, pledge or hypothecate its assets in connection with such borrowings in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. The Fund will not make any additional investments while borrowings exceed 5% of its total assets.

TEMPORARY INVESTMENTS

         The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

PORTFOLIO TURNOVER

         It is expected that the Fund's portfolio turnover rate will not exceed 100% during its first fiscal year, although the Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions. High portfolio turnover (100% or more) can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways: First, short term capital gains, which are a by-product or high turnover investment strategies, are currently taxed at rates comparable to ordinary income rates. Ordinary income tax rates are higher than long term capital gain tax rates for middle and upper income taxpayers. Second, the frequent realization of gains, which causes taxes to be paid frequently, is less advantageous than infrequent realization of gains. Infrequent realization of gains allows the payment of taxes to be deferred to later years, allowing more of the gains to compound before taxes are paid. Consequently after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, all else being equal.

         Although tax considerations should not typically drive an investment decision, investors should consider their ability to allocate tax-deferred (such as IRAs and 401(k) plans) versus taxable assets when considering where to invest. All else being equal, investors will earn better returns investing tax-deferred assets in active strategies, while using lower turnover passive strategies for taxable investments.

         The Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

NON-DIVERSIFIED STATUS

         Since the Fund is classified as a non-diversified investment company under the 1940 Act, it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. It is subject only to applicable tax requirements in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). Under the Code, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the Fund's taxable year and are subject to certain conditions and limitations under the Code. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

                             INVESTMENT LIMITATIONS

         The Fund has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). The Fund may not:

         1. Borrow money, except to the extent permitted under the 1940 Act or mortgage, pledge or hypothecate any of its assets in connection with any such borrowing except in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

         3. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to RBB, such amounts are qualifying income under Federal income tax provisions applicable to regulated investment companies.

         4. Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the Fund may establish margin accounts in connection with its use of options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         5. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws.

         6. Purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or in real estate investment trusts.

         7. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         8. Invest in oil, gas or mineral-related exploration or development programs or leases.

         9. Purchase any securities issued by any other investment company, except to the extent permitted by the 1940 Act and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

         10. Make investments for the purpose of exercising control or management, but the Fund will vote those securities it owns in its portfolio as a shareholder in accordance with its views.

         11. Issue any senior security, as defined in section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

         12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings as described in limitation 1 above and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

                             DIRECTORS AND OFFICERS

         The directors of RBB are responsible for deciding matters of general policy and reviewing the actions of the investment adviser, distributor and transfer agent as well as other service providers. The officers of RBB conduct and supervise the Fund's daily business operations.

         The directors and executive officers of RBB, their ages, business addresses and principal occupations during the past five years are:


                                                   PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE      POSITION WITH FUND   DURING PAST FIVE YEARS

*Arnold M. Reichman - 50      Director             Chief Operating Officer of
466 Lexington Avenue                               Warburg Pincus Asset
12th Floor                                         Management, Inc.; Executive
New York, NY  10017                                Officer and Director of
                                                   Counsellors Securities Inc.;
                                                   Director/Trustee of various
                                                   investment companies advised
                                                   by Warburg Pincus Asset
                                                   Management, Inc.; Prior to
                                                   1997, Managing Director of
                                                   Warburg Pincus Asset
                                                   Management, Inc.

*Robert Sablowsky - 60        Director             Senior Vice President of
Fahnestock & Company, Inc.                         Fahnestock Co., Inc. (a
125 Broad Street                                   registered broker-dealer);
New York, NY  10004                                Prior to October 1996,
                                                   Executive Vice President of
                                                   Gruntal & Co., Inc. (a
                                                   registered broker-dealer)

Francis J. McKay - 62         Director             Since 1963, Executive Vice
Fox Chase Cancer Institute                         President, Fox Chase Cancer
7701 Burholme Avenue                               Center (biomedical research
Philadelphia, PA  19111                            and medical care).

Marvin E. Sternberg - 64      Director             Since 1974, Chairman,
Moyco Technologies, Inc.                           Director and President,
200 Commerce Drive                                 Moyco Industries, Inc.
Montgomeryville, PA  18936                         (manufacturer of dental
                                                   supplies and precision
                                                   coated abrasives).

Julian A. Brodsky - 65        Director             Director and Vice Chairman,
1500 Market Street                                 since 1969 Comcast
35th Floor                                         Corporation (cable
Philadelphia, PA  19102                            television and
                                                   communications); Director,
                                                   Comcast U.K.

                                                     PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE      POSITION WITH FUND     DURING PAST FIVE YEARS

Donald van Roden - 74         Director and         Self-employed businessman.
1200 Old Mill Lane            Chairman of the      From February 1980 to March
Wyomissing, PA  19610         Board                1987, Vice Chairman,
                                                   SmithKline Beecham
                                                   Corporation
                                                   (pharmaceuticals); Director
                                                   AAA Mid-Atlantic (auto
                                                   service); Director, Keystone
                                                   Insurance Co.


Edward J. Roach - 74          President and        Certified Public Accountant;
Bellevue Park Corporate       Treasurer            Vice Chairman of the Board,
Center                                             Fox Chase Cancer Center;
400 Bellevue Parkway                               Trustee Emeritus,
Wilmington, DE  19809                              Pennsylvania School for the
                                                   Deaf; Trustee Emeritus,
                                                   Immaculata College;
                                                   President and Treasurer of
                                                   Municipal Fund for New York
                                                   Investors, Inc. (advised by
                                                   BlackRock Institutional
                                                   Management); Vice President
                                                   and Treasurer of various
                                                   investment companies advised
                                                   by BlackRock Institutional
                                                   Management Corporation;
                                                   Treasurer of the Chestnut
                                                   Street Exchange Fund.

Morgan R. Jones - 59          Secretary            Chairman, the law firm of
Drinker Biddle &  Reath LLP                        Drinker Biddle & Reath LLP;
1345 Chestnut Street                               Director, Nobel Learning
Philadelphia, PA  19107-3496                       Communities, Inc.;
                                                   Secretary, Petroferm, Inc.


* Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of RBB, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities Inc., respectively, each a registered broker-dealer.

         Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to RBB the firm to be selected as independent auditors.

         Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of RBB when the Board of Directors is not in session.

         Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of RBB.

         RBB pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Fund or the Distributor and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors who are not affiliated persons of RBB and Mr. Sablowsky are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from RBB in the following amounts:

                             DIRECTORS' COMPENSATION

                                                  PENSION OR
                                                  RETIREMENT          ESTIMATED
                                                  BENEFITS            ANNUAL
                              AGGREGATE           ACCRUED AS          BENEFITS
                              COMPENSATION        PART OF FUND        UPON
NAME OF PERSON/POSITION       FROM REGISTRANT     EXPENSES            RETIREMENT
Julian A. Brodsky,               $16,000              N/A                N/A
Director
Francis J. McKay,                $18,000              N/A                N/A
Director
Arnold M. Reichman,              $ - 0 -              N/A                N/A
Director
Robert Sablowsky,                $18,000              N/A                N/A
Director
Marvin E. Sternberg,             $17,000              N/A                N/A
Director
Donald van Roden,                $23,000              N/A                N/A
Director and Chairman

----------------------

         On October 24, 1990, RBB adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach) pursuant to which RBB will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by RBB's advisers, custodians, administrators and distributor, RBB itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Messrs. Jones and Malloy are partners, receives legal fees as counsel to RBB. No officer, director or employee of Bogle Investment Management, L.P. or the Distributor currently receives any compensation from RBB.

          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS

ADVISORY AGREEMENT

          Bogle Investment Management, L.P. (the "Adviser") renders advisory services to the Fund pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated _______, 1999. Under the Advisory Agreement, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.00% of the Fund's average daily net assets. As of the date of this Statement of Additional Information, the Fund had not commenced investment operations and, accordingly, the Adviser has received no advisory fees from the Fund. For the Fund's first year of operations, the Adviser intends to waive its fees to 0.80% as disclosed in the Prospectus. There can be no assurance that the Adviser will continue such waivers indefinitely. John Bogle, Jr., the Fund's portfolio manager, is the General Partner of the Adviser and currently serves as its President.

         Subject to the supervision of RBB's Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.

         The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of RBB not readily identifiable as belonging to a portfolio of RBB are allocated among all investment portfolios by or under the direction of RBB's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(b) expenses of organizing RBB that are not attributable to a class of RBB; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against RBB or the Fund for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; and (g) the cost of investment company literature and other publications provided by RBB to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of RBB, are allocated to such class.

         If the expenses borne by the Fund in any fiscal year exceed the most restrictive applicable expense limitations imposed by the securities regulations of any state in which the shares of the Fund are registered or qualified for sale to the public, the Adviser shall reimburse the Fund for any excess up to the amount of the fees payable by the Fund to it during such fiscal year in the same proportion that its fees bear to the total fees paid by RBB for investment advisory services in respect of the Fund; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Adviser shall reimburse the Fund for such excess expenses regardless of the amount of such fees payable to it during such fiscal year to the extent that the securities regulations of any state in which the shares are registered or qualified for sale so require.

         Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by RBB or the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

         The Advisory Agreement was approved on _________, 1999 by vote of RBB's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of such parties ("Disinterested Directors"). Unless sooner terminated pursuant to its terms, the Advisory Agreement shall continue until __________. Thereafter, if not terminated, the Advisory Agreement shall continue for successive annual periods ending ______, PROVIDED such continuance is specifically approved at least annually (a) by vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) by RBB's Board of Directors or by vote of a majority of the Fund's outstanding voting securities. The Advisory Agreement is terminable by vote of RBB's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Adviser. The Advisory Agreement may be terminated by the Adviser at any time, without payment of any penalty, on 60 days' written notice to the Fund. The Advisory Agreement was approved by written consent of the Fund's sole shareholder. The Advisory Agreement terminates automatically in the event of assignment thereof.

         The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund's name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and RBB has agreed to execute and deliver any and all documents required to indicate its consent to such use.

         [The Advisory Agreement further provides that no public reference to, or description of, the Adviser or its methodology or work shall be made by RBB, whether in the Prospectus, Statement of Additional Information or otherwise, without the Adviser's prior written consent, which consent shall not be unreasonably withheld. In each case, RBB has agreed to provide the Adviser a reasonable opportunity to review any such reference or description before being asked for such consent.]

CUSTODIAN AGREEMENTS

         PFPC Trust Company ("PFPC Trust"), 200 Stevens Drive, Lester, Pennsylvania 19113, is custodian of the Fund's assets pursuant to a custodian agreement dated as of _______, 1999, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to RBB's Board of Directors concerning the Fund's operations. PFPC Trust is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PFPC Trust remains responsible for the performance of all its duties under the Custodian Agreement and holds RBB harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PFPC Trust receives a fee calculated at .03% of the Fund's average daily net assets.

TRANSFER AGENCY AGREEMENTS

         PFPC Inc. ("PFPC"), an affiliate of PNC Bank with offices at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (collectively, the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, PFPC (a) issues and redeems Shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of Shares of the Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders,
(c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to RBB's Board of Directors concerning the operations of the Fund. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a monthly fee at the annual rate of $10 per account for the Fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

ADMINISTRATION AGREEMENT

         PFPC also serves as the Fund's administrator and fund accounting agent pursuant to an Administration and Accounting Services Agreement dated as of ________, 1999, (the "Administration Agreement"). PFPC has agreed to calculate the Fund's net asset value, provide all accounting services for the Fund and assist in related aspects of the Fund's operations. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of PFPC's gross negligence. In consideration for providing services pursuant to the Administration Agreement, PFPC receives a fee calculated at an annual rate of .115% of the Fund's average daily net assets, exclusive of out-of-pocket expenses and pricing charges. As of the date of this Statement of Additional Information, the Fund had not commenced investment operations and, accordingly, PFPC has received no fees from the Fund pursuant to the Administration Agreement.

DISTRIBUTION AND SHAREHOLDER SERVICING

         PDI, Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, serves as distributor of the Shares pursuant to the terms of a distribution agreement dated as of __________, 1999 (the "Distribution Agreement") entered into by PDI and RBB. No compensation is payable by RBB to PDI for distribution services with respect to the Fund. The Shareholder Services Plan (the "Plan") provides that the Fund will pay PDI a fee calculated at an annual rate of up to .25% of the average daily net assets of the Fund's Investor Shares in consideration for certain Shareholder and Administrative Services. Services performed by PDI include ongoing servicing and/or maintenance of the accounts of shareholders of the Fund's Investor Class, as set forth in the Plan ("Shareholder Services"), and sub-transfer agency services, subaccounting services or administrative services, as set forth in the Plan ("Administrative Services" and collectively with Shareholder Services, "Services") including, without limitation, (i) payments reflecting an allocation of overhead and other office expenses of PDI related to providing Services; and (ii) payment made to, and reimbursement of expenses of, financial institutions who provide Services to beneficial owners of Investor Shares ("Shareholder Servicing Agents") including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund. As of the date of this Statement of Additional Information, the Fund had not commenced investment operations and, accordingly, no fees have been paid pursuant to the Plan.

ADMINISTRATIVE SERVICES AGENT

         PDI provides certain administrative services to the Institutional shares of the Fund that are not provided by PFPC. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between the Institutional shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. As compensation for such administrative services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of the Institutional shares of the Fund's average daily net assets. PDI is currently waiving fees in excess of .03% of the Institutional shares of the Fund's average daily net assets.


                                FUND TRANSACTIONS

         Subject to policies established by the Board of Directors, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

         The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its contract. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.

         Corporate debt and U.S. Government securities and many micro- and small-cap stocks are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt, micro- or small-cap securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

         The Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         In transactions for securities not actively traded on a securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

         Investment decisions for the Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940

Act) thereof is a member except pursuant to procedures adopted by RBB's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

         In no instance will portfolio securities be purchased from or sold to PDI, PNC Bank or the Adviser or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.


                       PURCHASE AND REDEMPTION INFORMATION

         Institutional Shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Purchase orders for Investor Shares may be placed through a financial intermediary. Institutional and Investor Shares may also be purchased directly from the Fund at net asset value per share, by mail or by wire.

         The Fund reserve the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by RBB and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. RBB has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

         Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         In addition to the situations described in the Prospectus, the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.

         An illustration of the computation of the Fund's public offering price per share, based on the value of the Fund's net assets as of the date the Fund commenced investment operations, is as follows:

         -------------------------------------------------------------
         Net assets                                 $10.00
         -------------------------------------------------------------
         Outstanding shares                           1
         -------------------------------------------------------------
         Net asset value per share                  $10.00
         -------------------------------------------------------------
         Maximum sales charge                         --
         -------------------------------------------------------------
         Maximum Offering Price to Public           $10.00
         -------------------------------------------------------------


                               VALUATION OF SHARES

         The net asset value per share of the Fund is calculated as of the close of regular trading hours (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("Exchange") is open. Currently, the Exchange is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday. Securities which are listed on stock exchanges are valued using the closing price or the last sale price on the day the securities are valued or, lacking any sales on such day, the last available quote or last bid price is normally used. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. Net asset value per share is calculated by adding the value of the securities, cash and other assets attributable to a class, subtracting the actual and accrued liabilities attributable to the same class, and dividing the result by the number of outstanding shares of the class.

         In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors.


                             PERFORMANCE INFORMATION

         TOTAL RETURN. For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission, funds advertising performance must include total return quotes calculated according to the following formula:


         P(1 + T)n = ERV

         Where:       P =    hypothetical initial payment of $1,000

                      T =    average annual total return

                      n =    number of years (1, 5 or 10)

                    ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value, as described in the Prospectus, on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

        The formula for calculating aggregate total return is as follows:

                                                   ERV
                      Aggregate Total Return = [(----) - 1]
                                                    P

         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period.

         PERFORMANCE. From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

         When considering average total return figures for periods longer than one year, it is important to note that the Fund's annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of the Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in the Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs, may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions) and would be quoted separately for each class of the Fund's shares. Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance.

         As of the date of this Statement of Additional Information, the Fund has not commenced investment operations and, accordingly, no performance figures are available.

         In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with (1) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (2) with its benchmark index, as well as the

S&P 500 or (3) other appropriate indices of investment securities or with data developed by the Adviser derived from such indices. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications.

         In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of its portfolio managers and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology, underlying stock selection or the Fund's investment objective. The Fund may also discuss the continuum of risk and return relating to different investments, and the potential impact of foreign stock on a portfolio otherwise composed of domestic securities. In addition, the Fund may from time to time compare its expense ratios to those of investment companies with similar objectives and policies, as advertised by Lipper Analytical Services, Inc.
or similar investment services that monitor mutual funds.


                                      TAXES

         The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion in this Statement of Additional Information and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

         The Fund intends to qualify as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

         In addition to the foregoing requirements, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

         Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Fund in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund intends to distribute to shareholders its net capital gain (excess of net long-term capital gain over net short-term capital loss), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by the Fund as capital gain dividends may not exceed the Fund's net capital gain for any taxable year, determined by excluding any net capital loss or net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

         In the case of shareholders that are corporations, distributions (other than capital gain dividends) of the Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by the Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income received by the Fund from investments in debt securities will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction. The Fund will designate the portion, if any, of its distribution that qualifies for the dividends received deduction in a written notice mailed by the Fund to corporate shareholders not later than 60 days after the close of the Fund's taxable year.

         If for any taxable year the Fund were to fail to qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions would be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions would be eligible for the dividends received deduction in the case of corporate shareholders.

         A shareholder will recognize gain or loss upon a redemption of shares, to the extent of any difference between the price at which the shares are redeemed and the price or prices at which the shares were originally purchased for cash. However, any loss realized on a sale of Fund shares will be disallowed to the extent an investor repurchases shares of the Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by the Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.

         The Code imposes a nondeductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Investors should note that the Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

         The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

         The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.


                              DESCRIPTION OF SHARES

         RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 20.026 billion shares are currently classified in 99 classes as follows: 100 million shares are classified as Class A Common Stock (Growth & Income), 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock (Balanced), 100 million shares are classified as Class D Common Stock (Tax-Free), 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion five hundred million shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock, 500 million shares are classified as Class U Common Stock, 500 million shares are classified as Class V Common Stock, 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock, 50 million shares are classified as Class Y Common Stock, 50 million shares are classified as Class Z Common Stock, 50 million shares are classified as Class AA Common Stock, 50 million shares are classified as Class BB Common Stock, 50 million shares are classified as Class CC Common Stock, 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i numeric investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i numeric investors Growth), 50 million shares are classified as Class HH (n/i numeric investors Growth & Value), 100 million shares are classified as Class II Common Stock, 100 million shares are classified as Class JJ Common Stock, 100 million shares are classified as Class KK Common Stock, 100 million shares are classified as Class LL Common Stock, 100 million shares are classified as Class MM Common Stock, 100 million shares are classified as Class NN Common Stock, 100 million shares are classified as Class OO Common Stock, 100 million shares are classified as Class PP Common Stock, 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i numeric investors Larger Cap Value), 100 million shares are classified as Class YY Common Stock (Schneider Capital Management Small Cap Value), 100 million shares are classified as Class ZZ Common Stock, 100 million shares of Class AAA Common Stock, 100 million shares are classified as Class BBB Common Stock, 100 million shares of Class CCC Common Stock, 100 million shares are classified as Class DDD Common Stock (Boston Partners Institutional Micro Cap), 100 million shares are classified as Class EEE Common Stock (Boston Partners Investors Micro Cap), 100 million shares are classified as Class FFF Common Stock, 100 million shares are classified as Class GGG Common Stock, 100 million shares are classified as Class HHH Common Stock, 100 million shares are classified as Class III Common Stock (Boston Partners Institutional Market Neutral), 100 million shares are classified as Class JJJ Common Stock (Boston Partners Investor Market Neutral), 100 million shares are classified as Class KKK Common Stock (Boston Partners Institutional Long-Short Equity) 100 million shares are classified as Class LLL common stock (Boston Partners Investor Long-Short Equity), 100 million shares are classified as Class MMM Common Stock (n/i numeric investors Small Cap Value), 100 million shares are classified as C1ass NNN Common Stock (BOGLE SMALL CAP GROWTH FUND - INSTITUTIONAL SHARES),

100 million shares are classified as Class OOO Common Stock (BOGLE SMALL CAP GROWTH FUND - INVESTOR SHARES), 1.5 billion shares are classified as Class Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 200 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 700 million shares are classified as Class Select Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 700 million shares are classified as Principal Class Money Common Stock, 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Classes NNN and OOO Common Stock constitute the Institutional and Investor Shares, respectively, of the BOGLE SMALL CAP GROWTH FUND. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

         The classes of Common Stock have been grouped into sixteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Money Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric investors FAMILY OF FUNDS, the Boston Partners Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family, the Theta Family AND THE BOGLE FAMILY. The RBB Family represents interests in the Government Securities Portfolio; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the n/i numeric investors FAMILY OF FUNDS represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select
(Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds and the BOGLE FAMILY currently represents interests in only the BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND.


                  ADDITIONAL INFORMATION CONCERNING FUND SHARES

         Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of RBB do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of RBB will be fully paid and non-assessable.

         RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Shareholders of RBB are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of RBB may elect all of the directors.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by RBB's Charter, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock entitled to vote on the matter voting without regard to class (or portfolio).


                                  MISCELLANEOUS

         COUNSEL. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103, serves as counsel to RBB and RBB's non-interested directors.

         INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as RBB's independent accountants.

         CONTROL PERSONS. As of the date of the Statement of Additional Information, ________, the Fund's initial shareholder, owned all of the Fund's outstanding Shares.

           As of June 29, 1999, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning Fund Shares" above. The Company does not know whether such persons also beneficially own such shares.


FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
BEDFORD MUNICIPAL MONEY MARKET        Gabe Nechamkin                                          16.124%
                                      27 Much More Road
                                      Harrison, NY 10528-1109

CASH PRESERVATION MONEY MARKET        Harold T. Erfer                                         6.817%
                                      414 Charles Ln.
                                      Wynnewood, PA 19096

                                      Marian E. Kunz                                          19.163%
                                      52 Weiss Ave.
                                      Flourtown, PA 19031

                                      Karen M. McElhinny and Contribution Account             8.834%
                                      4943 King Arthur Dr.
                                      Erie, PA 16506

                                      Luanne M. Garvey and Robert J. Garvey                   7.187%
                                      2729 Woodland Ave.
                                      Trooper, PA 19403

                                      John Robert Estrada and Shirley Ann Estrada             6.744%
                                      1700 Raton Dr.
                                      Arlington, TX 76018

                                      Dominic and Barbara Pisciotta and Successors in Tr.     13.121%
                                      Under the Dominic Trst. And Barbara Pisciotta Caring
                                      Tr. Dtd. 01/24/92
                                      207 Woodmere Way
                                      St. Charles, MO 63303

                                      Michael W. Preble                                       8.798%
                                      1505 W. Cheyenne Dr.
                                      Chandler, AZ 85224

SAMSON STREET MONEY MARKET            Saxon and Co.                                           72.810%
                                      FBO Paine Webber
                                      A/C 32 32 400 4000038
                                      P.O. Box 7780 1888
                                      Phila., PA 19182

                                      Saxon and Co.                                           27.190%
                                      c/o PNC Bank, N. A.
                                      F3-F076-02-2
                                      200 Stevens Drive Ste. 260/ACI
                                      Lester, PA 19113



FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD

CASH PRESERVATION                     Gary L. Lange                                           75.071%
MUNICIPAL MONEY MARKET                and Susan D. Lange
                                      JT TEN
                                      837 Timber Glen Ln.
                                      Ballwin, Mo 63021-6066

RBB SELECT MONEY MARKET               Warburg Pincus Capital Appreciation Fund                11.909%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809

                                      Warburg Pincus Emerging Growth Fund                     30.636%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809

                                      Warburg Pincus Growth & Income Fund                     12.423%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809

                                      Warburg Pincus Trust Small Company Growth Portfolio     11.664%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809

                                      Warburg Pincus International Equity Fund                7.363%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809

                                      Warburg Pincus Japan Small Company Fund                 6.883%
                                      Attn. Joe Gajewski / PFPC, Inc.
                                      MS W3-F400-03-2
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809



FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
N/I MICRO CAP FUND                    Charles Schwab & Co. Inc                                13.598%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds A/C 3143-0251
                                      101 Montgomery St.
                                      San Francisco, CA 94104

                                      Janis Claflin, Bruce Fetzer and                         10.529%
                                      Winston Franklin
                                      Robert Lehman Trst.
                                      The John E. Fetzer Institute, Inc.
                                      U/A DTD 06-1992
                                      Attn: Christina Adams
                                      9292 West KL Ave.
                                      Kalamazoo, MI 49009

                                      Louisa Stude Sarofim Foundation                         5.611%
                                      Dtd. 01/04/91
                                      c/o Nancy Head
                                      1001 Fannin 4700
                                      Houston, TX 77002

                                      Public Inst. For Social Security                        14.762%
                                      1001 19th St., N. 16th Flr.
                                      Arlington, VA 22209

N/I GROWTH FUND                       Charles Schwab & Co. Inc                                7.944%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

                                      Citibank North America Inc.                             37.749%
                                      Trst. Sargent & Lundy Retirement Trust
                                      Dtd. 06/01/96
                                      Mutual Fund Unit
                                      Bld. B Floor 1 Zone 7
                                      3800 Citibank Center Tampa
                                      Tampa, FL 33610-9122

                                      Louisa Stude Sarofin Foundation                         5.483%
                                      c/o Nancy Head
                                      Dtd. 01/04/91
                                      1001 Fannin 4700
                                      Houston, TX 77002



FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
                                      U.S. Equity Investment Portfolio LP                     11.870%
                                      1001 N. US Hwy. One Suite 800
                                      Jupiter, FL 33477

N/I GROWTH AND VALUE FUND             Charles Schwab & Co. Inc.                               25.111%
                                      Special Custody Account for the Exclusive Benefit of
                                      Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

                                      National Investors Services Corp.                       6.684%
                                      For the Exclusive Bene. Of our Customers
                                      S. 55 Water St. 32nd Floor
                                      New York, NY 10041-3299

N/I LARGER CAP VALUE FUND             Charles Schwab & Co. Inc                                48.394%
                                      Special Custody Account for the Exclusive
                                      Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

                                      FTC & Co.                                               8.732%
                                      Attn: Datalynx 241
                                      Attn: Datalynx 273
                                      P. O. Box 173736
                                      Denver, CO 80217-3736

                                      NFSC FEBO 108-436631                                    9.476%
                                      FMT c/o Cust. IRA Rollover
                                      FBO  Warren E. Shaw
                                      84 Rye Rd.
                                      Rye, NY 10580

N/I SMALL CAP VALUE FUND              State Street Bank and Trust Company                     55.108%
                                      FBO Yale Univ. Ret. Pl. for Staff Emp.
                                      State Street Bank & Tr. Co. Master Tr. Div.
                                      Attn: Kevin Sutton
                                      Solomon Williard Bldg.
                                      One Enterprise Dr.
                                      North Quincy, MA 02171

                                      Yale University                                         27.410%
                                      Trst. Yale University Ret. Health Bene. Tr.
                                      Attention: Seth Alexander
                                      230 Prospect St.
                                      New Haven, CT 06511



FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
BOSTON PARTNERS LARGE CAP FUND INST   Dr. Jane M. Davisson                                    16.129%
SHARES                                Trst. Mary Black Foundation, Inc.
                                      Bell Hill- 945 E. Main St.
                                      Spartanburg, SC 29302

                                      Charles Schwab & Co., Inc.                              5.804%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

                                      Swanee Hunt and Charles Ansbacher Trst                  7.804%
                                      The Swanee Hunt Family Fund
                                      c/o Elizabeth  Alberti
                                      168 Brattle St.
                                      Cambridge, MA 02138

                                      Swanee Hunt and Charles Ansbacher                       5.992%
                                      Trst.
                                      The  Hunt Alternatives Fund
                                      c/o Elizabeth  Alberti
                                      168 Brattle St.
                                      Cambridge, MA 02138

                                      Union Bank of California                                7.694%
                                      FBO Service Employees BP 610001265-01
                                      P. O. Box 85484
                                      San Diego, CA 92186

                                      US Bank National Association                            14.131%
                                      FBO A-Dec Inc. DOT 093098
                                      Attn: Mutual Funds A/C 97307536
                                      P. O. Box 64010
                                      St. Paul, MN 55164-0010

                                      Northern Trust Company                                  13.412%
                                      FBO AEFC Pension Trust
                                      A/C 22-53582
                                      P. O. Box 92956
                                      Chicago, IL 60675

BOSTON PARTNERS LARGE CAP FUND        Charles Schwab & Co. Inc.                               50.918%
INVESTOR SHARES                       Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104



FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
                                      Jupiter & Co.                                           9.319%
                                      c/o Investors Bank
                                      PO Box 9130 FPG90
                                      Boston, MA 02110

BOSTON PARTNERS MID CAP VALUE FUND    The Northern Trust Company                              5.907%
INST. SHARES                          FBO Thomas & Betts Master Retirement Trust
                                      Attn: Ellen Shea
                                      8155 T&B Blvd.
                                      Memphis, TN 38123

                                      Strafe & Co.                                            5.490%
                                      FAO S. A. A. F. Custody
                                      A/C 8300022102
                                      P. O.  Box 160
                                      Westerville, OH 43086-0160

                                      John M. Pontius, Jr.                                    6.897%
                                      FBO Hartwick College
                                      West Street
                                      Queens, NY 13820

                                      MAC & CO.                                               8.824%
                                      A/C LEMF5044062
                                      Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198

BOSTON PARTNERS MID CAP VALUE FUND    National Financial Svcs. Corp. for Exclusive            16.384%
INV SHARES                            Bene. of Our Customers
                                      Sal Vella
                                      200 Liberty St.
                                      New York, NY 10281

                                      Charles Schwab & Co. Inc.                               50.922%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

BOSTON PARTNERS BOND FUND             Boston Partners Asset Mgmt. L. P.                       28.698%
INSTITUTIONAL SHARES                  Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109



FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
                                      Chiles Foundation                                       17.463%
                                      111 S.W. Fifth Ave.
                                      Ste. 4050
                                      Portland, OR 97204

                                      The Roman Catholic Diocese of                           44.219%
                                      Raleigh, NC
                                      General Endowment
                                      715 Nazareth St.
                                      Raleigh, NC 27606

                                      The Roman Catholic Diocese of                           9.580%
                                      Raleigh, NC
                                      Clergy Trust
                                      715 Nazareth St.
                                      Raleigh, NC 27606

BOSTON PARTNERS BOND FUND INVESTOR    Charles Schwab & Co. Inc                                81.125%
SHARES                                Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

                                      Stephen W. Hamilton                                     16.094%
                                      17 Lakeside Ln.
                                      N. Barrington, IL 60010

BOSTON PARTNERS                       Desmond J. Heathwood                                    8.331%
MICRO CAP VALUE                       41 Chestnut St.
FUND- INSTITUTIONAL                   Boston, MA 02108
SHARES
                                      Boston Partners Asset Mgmt. L. P.                       65.909%
                                      Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109

                                      Wayne Archambo                                          6.624%
                                      42 DeLopa Circle
                                      Westwood, MA 02090

                                      David M. Dabora                                         6.624%
                                      11 White Plains Ct.
                                      San Anselmo, CA 94960



FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
BOSTON PARTNERS                       National Financial Services Corp.                       32.044%
MICRO CAP VALUE                       For the Exclusive Bene. of our Customers
FUND- INVESTOR                        Attn: Mutual Funds 5th Floor
SHARES                                200 Liberty St.
                                      1 World Financial Center
                                      New York, NY 10281

                                      Charles Schwab & Co., Inc.                              25.822%
                                      Special Custody Account for Bene. of Cust.
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

                                      Scott J. Harrington                                     31.406%
                                      54 Torino Ct.
                                      Danville, CA 94526

BOSTON PARTNERS MARKET NEUTRAL        Boston Partners Asset Mgmt. L. P.                       100.000%
FUND- INSTITUTIONAL SHARES            Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109

BOSTON PARTNERS MARKET NEUTRAL        Glenn P. Verrette and Laurie Jo Verrette                6.703%
FUND- INVESTOR SHARES                 Jt. Ten. Wros.
                                      156 Osgood St.
                                      Andover, MA 01810

                                      Thomas Lannan and Kathleen Lannan                       89.967%
                                      Jt. Ten. Wros.
                                      P. O. Box 312
                                      Osterville, MA 02655

SCHNEIDER SMALL CAP VALUE FUND        Arnold C. Schneider III                                 15.451%
                                      SEP IRA
                                      826 Turnbridge Rd.
                                      Wayne, PA 19087

                                      SCM Retirement Plan                                     7.652%
                                      Profit Sharing Plan
                                      460 E. Swedesford Rd. Ste. 1080
                                      Wayne, PA 19087

                                      Ronald L. Gault                                         6.117%
                                      IRA
                                      439 W. Nelson St.
                                      Lexington VA 24450

                                      John Frederick Lyness                                   14.689%
                                      81 Hillcrest Ave.
                                      Summit, NJ 07901



FUND NAME                             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE OF FUND HELD
                                      Mark Shevitz                                            8.165%
                                      Rollover IRA
                                      65 Wardell St.
                                      Rumson, NJ 07760


     As of the above date, directors and officers as a group owned less than one percent of the shares of the Company.

         BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Blackrock Investment Management Company ("BIMC"), PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

         BIMC and PNC Bank believe they may perform the services for RBB contemplated by their respective agreements with RBB without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for RBB. If such were to occur, it is expected that the Board of Directors would recommend that RBB enter into new agreements or would consider the possible termination of RBB. Any new advisory or sub-advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in RBB's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

         SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                              FINANCIAL STATEMENTS

         No financial statements are supplied for the Fund because, as of the date of the Prospectus and this Statement of Additional Information, the Fund had no operating history.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


         Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.


         Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

         "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

         "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC", and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

         Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                     PART C

                                OTHER INFORMATION

Item 23.  EXHIBITS
                                                                           SEE
                                                                          NOTE #
   (a)  (1)   Articles of Incorporation of Registrant.                      1
        (2)   Articles Supplementary of Registrant.                         1
        (3)   Articles of Amendment to Articles of                          2
              Incorporation of Registrant.
        (4)   Articles Supplementary of Registrant.                         2
        (5)   Articles Supplementary of Registrant.                         5
        (6)   Articles Supplementary of Registrant.                         6
        (7)   Articles Supplementary of Registrant.                         9
        (8)   Articles Supplementary of Registrant.                        10
        (9)   Articles Supplementary of Registrant.                        11
        (10)  Articles Supplementary of Registrant.                        11
        (11)  Articles Supplementary of Registrant.                        13
        (12)  Articles Supplementary of Registrant.                        13
        (13)  Articles Supplementary of Registrant.                        13
        (14)  Articles Supplementary of Registrant.                        13
        (15)  Articles Supplementary of Registrant.                        14
        (16)  Articles Supplementary of Registrant.                        17
        (17)  Articles Supplementary of Registrant.                        19
        (18)  Articles Supplementary of Registrant.                        21
        (19)  Articles of Amendment to Charter of                          22
              the Registrant.
        (20)  Articles Supplementary of Registrant.                        22
        (21)  Articles Supplementary of Registrant.                        31
        (22)  Articles Supplementary of Registrant.                        31
        (23)  Articles Supplementary of Registrant.                        29
        (24)  Articles Supplementary of Registrant                         29
        (25)  Form of Articles Supplementary                               33
   (b)  (1)   By-Laws, as amended.                                         22
   (c)  (1)   See Articles VI, VII, VIII, IX and XI of Registrant's         1
              Articles of Incorporation dated February 17, 1988.
        (2)   See Articles II, III, VI, XIII, and XIV of Registrant's      17
              By-Laws as amended through April 26, 1996.
   (d)  (1)   Investment Advisory Agreement (Money Market) between          3
              Registrant and Provident Institutional Management
              Corporation, dated as of August 16, 1988.
        (2)   Sub-Advisory Agreement (Money Market) between Provident       3
              Institutional Management Corporation and Provident
              National Bank, dated as of August 16, 1988.
        (3)   Investment Advisory Agreement (Tax-Free Money Market)         3
              between Registrant and Provident Institutional
              Management Corporation, dated as of August 16, 1988.
        (4)   Sub-Advisory Agreement (Tax-Free Money Market) between        3
              Provident Institutional Management Corporation and
              Provident National Bank, dated as of August 16, 1988.
        (5)   Investment Advisory Agreement (Government Obligations         3
              Money Market) between Registrant and Provident
              Institutional Management Corporation, dated as of August
              16, 1988.

                                                                           SEE
                                                                          NOTE #
        (6)   Sub-Advisory Agreement (Government Obligations Money          3
              Market) between Provident Institutional Management
              Corporation and Provident National Bank, dated as of
              August 16, 1988.
        (7)   Investment Advisory Agreement (Government Securities)         8
              between Registrant and Provident Institutional
              Management Corporation dated as of April 8, 1991.
        (8)   Investment Advisory Agreement (New York Municipal Money       9
              Market) between Registrant and Provident Institutional
              Management Corporation dated November 5, 1991.
        (9)   Investment Advisory Agreement (Tax-Free Money Market)        10
              between Registrant and Provident Institutional
              Management Corporation dated April 21, 1992.
        (10)  Investment Advisory Agreement (n/i Micro Cap Fund)           17
              between Registrant and Numeric Investors, L.P.
        (11)  Investment Advisory Agreement (n/i Growth Fund) between      17
              Registrant and Numeric Investors, L.P.
        (12)  Investment Advisory Agreement (n/i Growth & Value Fund)      17
              between Registrant and Numeric Investors, L.P.
        (13)  Investment Advisory Agreement (Boston Partners Large Cap     20
              Value Fund) between Registrant and Boston Partners Asset
              Management, L.P.
        (14)  Investment Advisory Agreement (Boston Partners Mid Cap       22
              Value Fund) between Registrant and Boston Partners Asset
              Management, L.P.
        (15)  Investment Advisory Agreement (n/i Larger Cap Value          24
              Fund) between Registrant and Numeric Investors, L.P.
              dated December 1, 1997.
        (16)  Investment Advisory Agreement (Boston Partners Bond          24
              Fund) between Registrant and Boston Partners Asset
              Management, L.P. dated December 1, 1997.
        (17)  Investment Advisory Agreement (Schneider Small Cap Value     29
              Fund) between Registrant and Schneider Capital
              Management Company.
        (18)  Investment Advisory Agreement (Boston Partners Micro Cap     29
              Value Fund) between Registrant and Boston Partners Asset
              Management, L.P.
        (19)  Investment Advisory Agreement (Boston Partners Market        31
              Neutral Fund) between Registrant and Boston Partners
              Asset Management, L.P.
        (20)  Investment Advisory Agreement (n/i Small Cap Value Fund)     31
              between Registrant and Numeric Investors, L.P.
        (21)  Form of Investment Advisory Agreement (Boston Partners       32
              Long- Short Equity Fund) between Registrant and Boston
              Partners Asset Management, L. P.
        (22)  Form of Investment Advisory Agreement (Bogle Small Cap       33
              Growth Fund) between Registrant and Bogle Investment
              Management, L. P.
   (e)  (1)   Distribution Agreement between Registrant and Provident      26
              Distributors, Inc. dated as of May 29, 1998.
        (2)   Distribution Agreement Supplement between Registrant and     31
              Provident Distributors, Inc. (Boston Partners Market
              Neutral Fund - Institutional Class).
        (3)   Distribution Agreement Supplement between Registrant and     31
              Provident Distributors, Inc. (Boston Partners Market
              Neutral Fund - Investor Class).

                                                                           SEE
                                                                          NOTE #
        (4)   Distribution Agreement Supplement between Registrant and     31
              Provident Distributors, Inc. (n/i Small Cap Value Fund).
        (5)   Form of Distribution Agreement Supplement between            32
              Registrant and Provident Distributors, Inc. (Boston
              Partners Long-Short Equity Fund- Institutional Class)
        (6)   Form of Distribution Agreement Supplement between            32
              Registrant and Provident Distributors, Inc. (Boston
              Partners Long-Short Equity Fund- Investor Class)
        (7)   Form of Distribution Agreement Supplement between            33
              Registrant and Provident Distributors, Inc. (Bogle Small
              Cap Growth Fund- Institutional Class)
        (8)   Form of Distribution Agreement Supplement between            33
              Registrant and Provident Distributors, Inc. (Bogle Small
              Cap Value Fund- Investor Class)
   (f)        Fund Office Retirement Profit-Sharing and Trust              23
              Agreement, dated as of October 24, 1990, as amended.
   (g)  (1)   Custodian Agreement between Registrant and Provident          3
              National Bank dated as of August 16, 1988.
        (2)   Sub-Custodian Agreement among The Chase Manhattan Bank,      10
              N.A., the Registrant and Provident National Bank, dated
              as of July 13, 1992, relating to custody of Registrant's
              foreign securities.
        (3)   Amendment No. 1 to Custodian Agreement dated August 16,       9
              1988.
        (4)   Custodian Contract between Registrant and State Street       12
              Bank and Trust Company.
        (5)   Custody Agreement between Registrant and Custodial Trust     17
              Company on behalf of n/i Micro Cap Fund, n/i Growth Fund
              and n/i Growth & Value Fund Portfolios of the
              Registrant.
        (6)   Custodian Agreement Supplement Between Registrant and        20
              PNC Bank, National Association dated October 16, 1996.
        (7)   Custodian Agreement Supplement between Registrant and        22
              PNC Bank, National Association, on behalf of the Boston
              Partners Mid Cap Value Fund.
        (8)   Custody Agreement between Registrant and Custodial Trust     24
              Company on behalf of the n/i Larger Cap Value Fund.
        (9)   Custodian Agreement Supplement between Registrant and        24
              PNC Bank, N.A. on behalf of the Boston Partners Bond
              Fund.
        (10)  Custodian Agreement Supplement between Registrant and        29
              PNC Bank, N.A. on behalf of the Schneider Small Cap
              Value Fund.
        (11)  Custodian Agreement Supplement between Registrant and        29
              PNC Bank, N.A. on behalf of the Boston Partners Micro
              Cap Value Fund.
        (12)  Custodian Agreement Supplement between Registrant and        31
              PNC Bank, N.A. on behalf of Boston Partners Market
              Neutral Fund.
        (13)  Custodian Agreement Supplement between Registrant and        31
              Custodial Trust Company on behalf of n/i Small Cap Value
              Fund.
        (14)  Form of Custodian Agreement Supplement between               32
              Registrant and PFPC Trust Company (Boston Partners Long
              Short Equity Fund)
        (15)  Form of Custodian Agreement Supplement between               33
              Registrant and PFPC Trust Company (Bogle Small Cap
              Growth Fund)
   (h)  (1)   Transfer Agency Agreement (Sansom Street) between             3
              Registrant and Provident Financial Processing
              Corporation, dated as of August 16, 1988.

                                                                           SEE
                                                                          NOTE #
        (2)   Transfer Agency Agreement (Cash Preservation) between         3
              Registrant and Provident Financial Processing
              Corporation, dated as of August 16, 1988.
        (3)   Shareholder Servicing Agreement (Sansom Street Money          3
              Market).
        (4)   Shareholder Servicing Agreement (Sansom Street Tax-Free       3
              Money Market).
        (5)   Shareholder Servicing Agreement (Sansom Street                3
              Government Obligations Money Market).
        (6)   Shareholder Services Plan (Sansom Street Money Market).       3
        (7)   Shareholder Services Plan (Sansom Street Tax-Free Money       3
              Market).
        (8)   Shareholder Services Plan (Sansom Street Government           3
              Obligations Money Market).
        (9)   Transfer Agency Agreement (Bedford) between Registrant        3
              and Provident Financial Processing Corporation, dated as
              of August 16, 1988.
        (10)  Administration and Accounting Services Agreement between      8
              Registrant and Provident Financial Processing
              Corporation, relating to Government Securities
              Portfolio, dated as of April 10, 1991.
        (11)  Administration and Accounting Services Agreement between      9
              Registrant and Provident Financial Processing
              Corporation, relating to New York Municipal Money Market
              Portfolio dated as of November 5, 1991.
        (12)  Transfer Agency Agreement and Supplements (Bradford,          9
              Alpha (now known as Janney), Beta, Gamma, Delta,
              Epsilon, Zeta, Eta and Theta) between Registrant and
              Provident Financial Processing Corporation dated as of
              November 5, 1991.
        (13)  Administration and Accounting Services Agreement between     10
              Registrant and Provident Financial Processing
              Corporation, relating to Tax-Free Money Market
              Portfolio, dated as of April 21, 1992.
        (14)  Transfer Agency and Service Agreement between Registrant     15
              and State Street Bank and Trust Company and PFPC, Inc.
              dated February 1, 1995.
        (15)  Supplement to Transfer Agency and Service Agreement          15
              between Registrant, State Street Bank and Trust
              Company, Inc. and PFPC dated April 10, 1995.
        (16)  Amended and Restated Credit Agreement dated December 15,     16
              1994.
        (17)  Transfer Agency Agreement Supplement (n/i Micro Cap          17
              Fund, n/i Growth Fund and n/i Growth & Value Fund)
              between Registrant and PFPC, Inc. dated April 14, 1996.
        (18)  Administration and Accounting Services Agreement between     17
              Registrant and PFPC, Inc. (n/i Micro Cap Fund) dated
              April 24, 1996.
        (19)  Administration and Accounting Services Agreement between     17
              Registrant and PFPC, Inc. (n/i Growth Fund) dated April
              24, 1996.
        (20)  Administration and Accounting Services Agreement between     17
              Registrant and PFPC, Inc. (n/i Growth & Value Fund)
              dated April 24, 1996.
        (21)  Transfer Agreement and Service Agreement between             18
              Registrant and State Street Bank and Trust Company.
        (22)  Administration and Accounting Services Agreement between     21
              the Registrant and PFPC Inc. dated October 16, 1996
              (Boston Partners Large Cap Value Fund).

                                                                           SEE
                                                                          NOTE #
        (23)  Transfer Agency Agreement Supplement between Registrant      20
              and PFPC Inc. (Boston Partners Large Cap Value Fund,
              Institutional Class).
        (24)  Transfer Agency Agreement Supplement between Registrant      20
              and PFPC Inc. (Boston Partners Large Cap Value Fund,
              Investor Class).
        (25)  Transfer Agency Agreement Supplement between Registrant      20
              and PFPC Inc. (Boston Partners Large Cap Value Fund,
              Advisor Class).
        (26)  Transfer Agency Agreement Supplement between Registrant      22
              and PFPC Inc., (Boston Partners Mid Cap Value Fund,
              Institutional Class).
        (27)  Transfer Agency Agreement Supplement between Registrant      22
              and PFPC Inc., (Boston Partners Mid Cap Value Fund,
              Investor Class).
        (28)  Administration and Accounting Services Agreement between     22
              Registrant and PFPC Inc. dated, May 30, 1997 (Boston
              Partners Mid Cap Value Fund).
        (29)  Transfer Agency Agreement Supplement (n/i Larger Cap         24
              Value Fund) between Registrant and PFPC, Inc. dated
              December 1, 1997.
        (30)  Administration and Accounting Services Agreement between     24
              Registrant and PFPC, Inc. dated December 1, 1997 (n/i
              Larger Cap Value Fund).
        (31)  Co-Administration Agreement between Registrant and Bear      24
              Stearns Funds Management, Inc. dated December 1, 1997
              (n/i Larger Cap Value Fund).
        (32)  Transfer Agency Agreement Supplement between Registrant      24
              and PFPC, Inc. dated December 1, 1997 (Boston Partners
              Bond Fund, Institutional Class).
        (33)  Transfer Agency Agreement Supplement between Registrant      24
              and PFPC, Inc. dated December 1, 1997 (Boston Partners
              Bond Fund, Investor Class).
        (34)  Administration and Accounting Services Agreement between     24
              Registrant and PFPC, Inc. dated December 1, 1997 (Boston
              Partners Bond Fund).
        (35)  Administration and Accounting Services Agreement between     29
              Registrant and PFPC Inc. (Schneider Small Cap Value
              Fund).
        (36)  Transfer Agency Agreement Supplement between Registrant      29
              and PFPC Inc. (Schneider Small Cap Value Fund).
        (37)  Transfer Agency Agreement Supplement between Registrant      29
              and PFPC, Inc. (Boston Partners Micro Cap Value Fund, Institutional Class).
        (38)  Transfer Agency Agreement Supplement between Registrant      29
              and PFPC, Inc. (Boston Partners Micro Cap Value Fund,
              Investor Class).
        (39)  Administration and Accounting Services Agreement between     29
              Registrant and PFPC, Inc. (Boston Partners Micro Cap
              Value Fund).
        (40)  Administrative Services Agreement between Registrant and     26
              Provident Distributors, Inc. dated as of May 29, 1998
              and relating to the n/i funds, Schneider Small Cap Value
              Fund and Institutional Shares of the Boston Partners
              Funds.
        (41)  Administrative Services Agreement Supplement between         31
              Registrant and Provident Distributors, Inc. relating to
              the Boston Partners Market Neutral Fund (Institutional
              Class).
        (42)  Administrative and Accounting Services Agreement between     31
              Registrant and PFPC, Inc. (Boston Partners Market
              Neutral Fund - Institutional and Investor Classes).

                                                                           SEE
                                                                          NOTE #
        (43)  Transfer Agency Agreement Supplement between Registrant      31
              and PFPC, Inc. (Boston Partners Market Neutral Fund -
              Institutional and Investor Classes).
        (44)  Transfer Agency Agreement Supplement between Registrant      31
              and PFPC, Inc. (n/i Small Cap Value Fund).
        (45)  Administration and Accounting Services Agreement between     31
              Registrant and PFPC, Inc. (n/i Small Cap Value Fund).
        (46)  Co-Administration Agreement between Registrant and Bear      31
              Stearns Funds Management, Inc. (n/i Small Cap Value
              Fund).
        (47)  Administrative Services Agreement between Registrant and     31
              Provident Distributors, Inc. (n/i Small Cap Value Fund).
        (48)  Form of Transfer Agency Agreement Supplement between         32
              Registrant and PFPC, Inc. (Boston Partners Long-Short
              Equity Fund).
        (49)  Form of Administrative Services Agreement Supplement         32
              between Registrant and Provident Distributors, Inc.
              (Boston Partners Long- Short Equity Fund- Institutional
              Shares).
        (50)  Form of Administration and Accounting Services Agreement     32
              between Registrant and PFPC, Inc. (Boston Partners
              Long-Short Equity Fund).
        (51)  Form of Transfer Agency Agreement Supplement between         33
              Registrant and PFPC, Inc. (Bogle Small Cap Growth Fund)
        (52)  Form of Administrative Services Agreement between            33
              Registrant and Provident Distributors, Inc. (Bogle Small
              Cap Growth Fund)
        (53)  Form of Administration and Accounting Services Agreement     33
              between Registrant and PFPC, Inc. (Bogle Small Cap
              Growth Fund)
        (54)  Form of non 12b-1 Shareholder Services Plan and              33
              Agreement for Bogle Small Cap Growth Investor Shares
   (i)        Not Applicable.
   (j)  (1)   Consent of Drinker Biddle & Reath LLP.                       33
   (k)        None.
   (l)  (1)   Subscription Agreement (relating to Classes A through         2
              N).
        (2)   Subscription Agreement between Registrant and Planco          7
              Financial Services, Inc., relating to Classes O and P.
        (3)   Subscription Agreement between Registrant and Planco          7
              Financial Services, Inc., relating to Class Q.
        (4)   Subscription Agreement between Registrant and                 9
              Counsellors Securities Inc. relating to Classes R, S,
              and Alpha 1 through Theta 4.
        (5)   Purchase Agreement between Registrant and Numeric            17
              Investors, L.P. relating to Class FF (n/i Micro Cap
              Fund).
        (6)   Purchase Agreement between Registrant and Numeric            17
              Investors, L.P. relating to Class GG (n/i Growth Fund).
        (7)   Purchase Agreement between Registrant and Numeric            17
              Investors, L.P. relating to Class HH (n/i Growth & Value
              Fund).
        (8)   Purchase Agreement between Registrant and Boston             21
              Partners Asset Management, L.P. relating to Classes QQ,
              RR and SS (Boston Partners Large Cap Value Fund).
        (9)   Purchase Agreement between Registrant and Boston             22
              Partners Asset Management, L.P. relating to Classes TT
              and UU (Boston Partners Mid Cap Value Fund).
        (10)  Purchase Agreement between Registrant and Boston             24
              Partners Asset Management L.P. relating to Classes VV and WW (Boston Partners Bond Fund).

                                                                           SEE
                                                                          NOTE #
        (11)  Purchase Agreement between Registrant and Numeric            24
              Investors, L.P. relating to Class XX (n/i Larger Cap
              Value Fund).
        (12)  Purchase Agreement between Registrant and Schneider          29
              Capital Management Company relating to Class YY
              (Schneider Small Cap Value Fund).
        (13)  Purchase Agreement between Registrant and Boston             29
              Partners Asset Management, L.P. relating to Classes DDD
              and EEE (Boston Partners Micro Cap Value Fund).
        (14)  Purchase Agreement between Registrant and Boston             31
              Partners Asset Management relating to Classes III and
              JJJ (Boston Partners Market Neutral Fund).
        (15)  Purchase Agreement between Registrant and Provident          31
              Distributors, Inc. relating to Class MMM (n/i Small Cap
              Value Fund).
        (16)  Form of Purchase Agreement between Registrant and Boston     32
              Partners Asset Management, L. P. relating to Classes KKK
              and LLL (Boston Partners Long-Short Equity Fund).
        (17)  Form of Purchase Agreement between Registrant and Bogle      33
              Investment Management, L. P. (Bogle Small Cap Growth
              Fund)
   (m)  (1)   Plan of Distribution (Sansom Street Money Market).            3
        (2)   Plan of Distribution (Sansom Street Tax-Free Money            3
              Market).
        (3)   Plan of Distribution (Sansom Street Government                3
              Obligations Money Market).
        (4)   Plan of Distribution (Cash Preservation Money).               3
        (5)   Plan of Distribution (Cash Preservation Tax-Free Money        3
              Market).
        (6)   Plan of Distribution (Bedford Money Market).                  3
        (7)   Plan of Distribution (Bedford Tax-Free Money Market).         3
        (8)   Plan of Distribution (Bedford Government Obligations          3
              Money Market).
        (9)   Plan of Distribution (Income Opportunities High Yield).       7
        (10)  Amendment No. 1 to Plans of Distribution (Classes A           8
              through Q).
        (11)  Plan of Distribution (Alpha (now known as Janney) Money       9
              Market).
        (12)  Plan of Distribution (Alpha (now known as Janney)             9
              Tax-Free Money Market (now known as the Municipal Money
              Market)).
        (13)  Plan of Distribution (Alpha (now known as Janney)             9
              Government Obligations Money Market).
        (14)  Plan of Distribution (Alpha (now known as Janney) New         9
              York Municipal Money Market).
        (15)  Plan of Distribution (Beta Tax-Free Money Market).            9
        (16)  Plan of Distribution (Beta Government Obligations Money       9
              Market).
        (17)  Plan of Distribution (Beta New York Money Market).            9
        (18)  Plan of Distribution (Gamma Tax-Free Money Market).           9
        (19)  Plan of Distribution (Gamma Government Obligations Money      9
              Market).
        (20)  Plan of Distribution (Gamma New York Municipal Money          9
              Market).
        (21)  Plan of Distribution (Delta Money Market).                    9
        (22)  Plan of Distribution (Delta Tax-Free Money Market).           9
        (23)  Plan of Distribution (Delta Government Obligations Money      9
              Market).
        (24)  Plan of Distribution (Delta New York Municipal Money          9
              Market).
        (25)  Plan of Distribution (Epsilon Money Market).                  9
        (26)  Plan of Distribution (Epsilon Tax-Free Money Market).         9
        (27)  Plan of Distribution (Epsilon Government Obligations          9
              Money Market).

                                                                           SEE
                                                                          NOTE #
        (28)  Plan of Distribution (Epsilon New York Municipal Money        9
              Market).
        (29)  Plan of Distribution (Zeta Money Market).                     9
        (30)  Plan of Distribution (Zeta Tax-Free Money Market).            9
        (31)  Plan of Distribution (Zeta Government Obligations Money       9
              Market).
        (32)  Plan of Distribution (Zeta New York Municipal Money           9
              Market).
        (33)  Plan of Distribution (Eta Money Market).                      9
        (34)  Plan of Distribution (Eta Tax-Free Money Market).             9
        (35)  Plan of Distribution (Eta Government Obligations Money        9
              Market).
        (36)  Plan of Distribution (Eta New York Municipal Money            9
              Market).
        (37)  Plan of Distribution (Theta Money Market).                    9
        (38)  Plan of Distribution (Theta Tax-Free Money Market).           9
        (39)  Plan of Distribution (Theta Government Obligations Money      9
              Market).
        (40)  Plan of Distribution (Theta New York Municipal Money          9
              Market).
        (41)  Plan of Distribution (Boston Partners Large Cap Value        21
              Fund Investor Class).
        (42)  Plan of Distribution (Boston Partners Large Cap Value        21
              Fund Advisor Class).
        (43)  Plan of Distribution (Boston Partners Mid Cap Value Fund     21
              Investor Class).
        (44)  Plan of Distribution (Boston Partners Bond Fund Investor     24
              Class).
        (45)  Plan of Distribution (Boston Partners Micro Cap Value        25
              Fund Investor Class).
        (46)  Amendment to Plans of Distribution pursuant to Rule          31
              12b-1.
        (47)  Plan of Distribution (Boston Partners Market Neutral         30
              Fund - Investor Class).
        (48)  Plan of Distribution (Principal Money Market).               29
        (49)  Form of Plan of Distribution (Boston Partners Long-Short     32
              Equity Fund- Investor Class).
   (n)        Not applicable.
   (o)        Amended 18f-3 Plan.                                          33


   NOTE #

1 Incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

2 Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

3 Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

4 Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on October 25, 1989.

5 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement (No. 33-20827) filed on April 27, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

6 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement (No. 33-20827) filed on May 1, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

7 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

8 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement (No. 33-20827) filed on October 24, 1991, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

9 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

10 Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

11 Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

12 Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement (No. 33-20827) filed on October 28, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

13 Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

14 Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement (No. 33-20827) filed on March 31, 1995.

15 Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement (No. 33-20827) filed on October 6, 1995.

16 Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement (No. 33-20827) filed on October 25, 1995.

17 Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

18 Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement (No. 33-20827) filed on July 30, 1996.

19 Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement (No. 33-20827) filed on October 11, 1996.

20 Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

21 Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

22 Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (33-20827) filed on September 25, 1997.

23 Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement (33-20827) filed on December 1, 1997.

24 Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (33-20827) filed on December 8, 1997.

25 Incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement (33-20827) filed on April 10, 1998.

26 Incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement (33-20827) filed on June 25, 1998.

27 Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement (33-20827) filed on August 25, 1998.

28 Incorporated herein by reference to Post-Effective Amendment No. 59 to the Registrant's Registration Statement (33-20827) filed on September 15, 1998.

29 Incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (33-20827) filed on October 29, 1998.

30 Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant's Registration Statement (33-20827) filed on November 12, 1998.

31 Incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (33-20827) filed on December 14, 1998.

32 Incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (33-20827) filed on May 19, 1999.

33 A copy of such exhibit is filed electronically herewith.

Item 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                   None.

Item 25.      INDEMNIFICATION

              Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, as amended, incorporated herein by reference as Exhibits 1(a) and 1(c), provide as follows:

              Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

              Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

              Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

              Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

              Information as to any other business, profession, vocation or employment of substantial nature in which any directors and officers of BIMC, Numeric, Boston Partners, and Schneider Capital Management Company are, or at any time during the past two (2) years have been, engaged for their own accounts or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of BIMC's FORM ADV (File No. 801-13304) filed on February 23, 1998, Schedules B and D of Numeric's FORM ADV (File No. 801-35649) filed on March 26, 1998, Schedules B and D of Boston Partners' FORM ADV (File No. 801-49059) filed on March 31, 1998, Schedules B and D of Schneider Capital Management Company's FORM ADV (File No. 801-55439) filed on April 25, 1998.

              Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Bogle Investment Management, L. P. who are or have been engaged in any other business, profession, vocation or employment of a substantial nature

       NAME         POSITION WITH           OTHER BUSINESS             TYPE OF
                   BOGLE INVESTMENT          CONNECTIONS               BUSINESS
                    MANAGEMENT L.P.
 John Bogle, Jr.       President       Managing Director, Numeric     Investment
                                           Investors, L. P.           Management


              There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of PNC Bank, National Association (successor by merger to

Provident National Bank) ("PNC Bank"), is, or at any time during the past two years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

                         PNC BANK, NATIONAL ASSOCIATION
                                    DIRECTORS

POSITION WITH            NAME                    OTHER BUSINESS CONNECTIONS                TYPE OF BUSINESS
PNC BANK
Director          Paul W. Chellgren          Chairman and Chief Executive Officer        Energy Company
                                             Ashland Inc.
                                             P.O. 391
                                             Covington, KY 41012-0391

Director          Robert N. Clay             President and Chief Executive Officer       Investments
                                             Clay Holding Company
                                             Three Chimneys Farm
                                             P. O. Box 114
                                             Midway, KY 40347

Director          George A. Davidson, Jr.    Chairman and Chief Executive Officer        Public Utility Holding
                                             Consolidated Natural Gas Company
                                             CNG Tower, 625 Liberty Avenue
                                             Pittsburgh, PA 15222-3199

Director          David F. Girard-diCarlo    Managing Partner                            Law Firm
                                             Blank Rome Comisky & McCauley LLP
                                             One Logan Square
                                             Philadelphia, PA 19103-6998

Director          Walter E. Gregg, Jr.       Vice Chairman                               Diversified Financial
                                             PNC Bank Corp.                              Services
                                             One PNC Plaza,
                                             249 Fifth Street
                                             Pittsburgh, PA 15222-2707

Director          William R. Johnson         President and Chief Executive Officer       Food Products Company
                                             H.J. Heinz Company
                                             600 Grant Street
                                             Pittsburgh, PA 15219-2857

Director          Bruce C. Lindsey           Chairman and Managing Director              Advisory Company
                                             Brind-Lindsey & Co.
                                             1926 Arch Street
                                             Philadelphia, PA 19103-1444

Director          W. Craig McClelland        Retired Chairman and Chief Executive        Paper Manufacturing and Land
                                             Officer                                     Resources
                                             International Paper Co.
                                             50 Tice Boulevard
                                             Woodcliff Lake, NJ 07675

POSITION WITH            NAME                    OTHER BUSINESS CONNECTIONS                TYPE OF BUSINESS
PNC BANK
Director          Thomas H. O'Brien          Chairman and Chief Executive Officer        Diversified Financial
                                             PNC Bank Corp.                              Services
                                             One PNC Plaza,
                                             249 Fifth Avenue
                                             Pittsburgh, PA 15222-2707

Director          Jane G. Pepper             President                                   Nonprofit Horticultural
                                             Pennsylvania Horticultural Society          Membership Organization
                                             100 N. 20th Street -5th Floor
                                             Philadelphia, PA 19103-1495

Director          Jackson H. Randolph        Chairman                                    Public Utility Holding
                                             Cinergy Corp.                               Company
                                             221 East Fourth Street, Suite 3004
                                             Cincinnati, OH 45202

Director          James E. Rohr              President & Chief Operating Officer         Diversified Financial
                                             PNC Bank Corp.                              Services
                                             One PNC Plaza
                                             249 Fifth Street
                                             Pittsburgh PA 15222-2707

Director          Roderic H. Ross            Vice Chairman and Chief Executive Officer   Insurance Company
                                             Keystone State Life Insurance Co.
                                             Suite 325
                                             501 Office Center Drive
                                             Fort Washington, PA 19034-3299

Director          Richard P. Simmons         Chairman, President & CEO                   Specialty Metals and
                                             Allegheny Teledyne Incorporated             Diversified Business
                                             1000 Six PPG Place
                                             Pittsburgh, PA 15222-5479

Director          Thomas J. Usher            Chairman and Chief Executive Officer        Energy, Steel and
                                             USX Corporation                             Diversified Business
                                             61st Floor
                                             600 Grant Street
                                             Pittsburgh, PA 15219-4776

Director          Milton A. Washington       President and Chief Executive Officer       Housing Rehabilitation and
                                             AHRCO                                       Construction
                                             5604 Baum Boulevard
                                             Pittsburgh, PA 15206

Director          Helge H. Wehmeier          President and Chief Executive Officer       Healthcare, Life Sciences
                                             Bayer Corporation                           and Chemicals
                                             100 Bayer Road, Building 4
                                             Pittsburgh, PA 15205-9741

                 PNC BANK CORP. / PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS

        NAME                               POSITION                         ADDRESS
Thomas H. O'Brien              Chairman and Chief Executive Officer           PNC Bank Corp.
                                                                              One PNC Plaza
                                                                              249 Fifth Avenue
                                                                              Pittsburgh, PA 15222-2707

James E. Rohr                  President and Chief Operating Officer          PNC Bank Corp.
                                                                              One PNC Plaza
                                                                              249 Fifth Avenue
                                                                              Pittsburgh, PA 15222-2707

Walter E. Gregg                Vice Chairman                                  PNC Bank Corp.
                                                                              One PNC Plaza
                                                                              249 Fifth Avenue
                                                                              Pittsburgh, PA 15222-2707

Ralph S. Michael, III          Executive Vice President, Corporate Banking    One PNC Plaza P1-POPP-30-1
                                                                              249 Fifth Avenue
                                                                              Pittsburgh, PA 15222-2707

Bruce E. Robbins               Executive Vice President, Secured Lending      One PNC Plaza P1-POPP-30-1
                                                                              249 Fifth Avenue
                                                                              Pittsburgh, PA 15222-2707

Joseph C. Guyaux               Executive Vice President, Regional             One PNC Plaza P1-POPP-29-1
                               Community Bank                                 249 Fifth Avenue
                                                                              Pittsburgh, PA 15222-2707

Thomas K. Whitford             Executive Vice President, Private Bank         One PNC Plaza P1-POPP-29-1
                                                                              249 Fifth Avenue
                                                                              Pittsburgh, PA 15222-2707

Robert L. Haunschild           Senior Vive President and Chief Financial      One PNC Plaza
                               Officer                                        249 Fifth Avenue
                                                                              Pittsburgh, PA 15222-2707

Thomas E. Paisley, III         Senior Vice President, Corporate Credit        One PNC Plaza
                               Policy                                         249 Fifth Avenue
                                                                              Pittsburgh, PA 15222-2707

Helen P. Pudlin                Senior Vice President and General Counsel      One PNC Plaza P1-POPP-21-1
                                                                              249 Fifth Avenue
                                                                              Pittsburgh, PA 15222-2707

Samuel R. Patterson            Controller                                     One PNC Plaza
                                                                              30th Floor
                                                                              249 Fifth Avenue
                                                                              Pittsburgh, PA 15222-2707

                         PNC BANK, NATIONAL ASSOCIATION
                                   OFFICERS

(1)   PNC Bank, National Association,
                               120 S. 17th Street, Philadelphia, PA 19103
                               1600 Market Street, Philadelphia, PA  19103
                               17th and Chestnut Streets, Philadelphia, PA 19103

(2)   PNC National Bank, 103 Bellevue Parkway, Wilmington, DE  19809.

(3)   PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809.

(4)   PNC Service Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(5) Provident Capital Management, Inc., 30 S. 17th Street, Suite 1500, Philadelphia, PA 19103.

(6)   PNC Investment Corp., Broad and Chestnut Street, Philadelphia, PA  19101.

(7) Provident Realty Management, Inc., Broad and Chestnut Streets, Philadelphia, PA 19101.

(8)   Provident Realty, Inc., Broad and Chestnut Streets,
      Philadelphia, PA 19101.

(9)   PNC Bancorp, Inc., 222 Delaware Avenue, Wilmington, DE  19810

(10)  PNC New Jersey Credit Corp, 1415 Route 70 East, Suite 604,
      Cherry Hill, NJ  08034.

(11)  PNC Trust Company of New York, 40 Broad Street, New York, NY  10084.

(12)  Provcor Properties, Inc., Broad and Chestnut Streets,
      Philadelphia, PA  19101.

(13)  PNC Credit Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(14)  PNC Bank Corp., 5th Avenue and Wood Streets, Pittsburgh, PA 15265.

(15) PNC Bank, New Jersey, National Association, Woodland Falls Corporate Park, 210 Lake Drive East, Cherry Hill, NJ 08002.

(16)  PNC Capital Corp, 5th Avenue and Woods Streets, Pittsburgh, PA 15265.

(17)  PNC Holding Corp, 222 Delaware Avenue, P.O. Box 791,
      Wilmington, DE  19899.

(18)  PNC Venture Corp, 5th Avenue and Woods Streets, Pittsburgh, PA 15265.

(19)  PNC Bank, Delaware, 300 Delaware Avenue, Wilmington, DE  19801.

(20)  Bank of Delaware Corp., 300 Delaware Avenue, Wilmington, DE  19801.

(21)  Del-Vest, Inc., 300 Delaware Avenue, Wilmington, DE  19801.

(22)  Marand Corp., 222 Delaware Avenue, Wilmington, DE  19801.

(23)  Millsboro Insurance Agency, 300 Delaware Avenue, Wilmington, DE  19801.

(24)  Roney-Richards, Inc., 300 Delaware Avenue, Wilmington, DE  19801.

Item 27.      PRINCIPAL UNDERWRITER

              (a) Provident Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies:

   Time Horizon Funds
   Pacific Innovations Trust
   International Dollar Reserve Fund I, Ltd.
   Provident Institutional Funds Trust
   Columbia Common Stock Fund, Inc.
   Columbia Growth Fund, Inc.
   Columbia International Stock Fund, Inc.
   Columbia Special Fund, Inc.
   Columbia Small Cap Fund, Inc.
   Columbia Real Estate Equity Fund, Inc.
   Columbia Balanced Fund, Inc.
   Columbia Daily Income Company
   Columbia U.S. Government Securities Fund, Inc.
   Columbia Fixed Income Securities Fund, Inc.
   Columbia Municipal Bond Fund, Inc.
   Columbia High Yield Fund, Inc.
   Columbia National Municipal Bond Fund, Inc.
   WT Funds
   Kalmar Pooled Investment Trust
   The RBB Fund, Inc.
   Robertson Stephens Investment Trust
   HT Insight Funds, Inc.
   Harris Insight Funds Trust
   Hilliard-Lyons Government Fund, Inc
   Hilliard-Lyons Growth Fund, Inc.
   The Rodney Square Fund, Inc.
   The Rodney Square Tax-Exempt Fund, Inc.
   The Rodney Square Strategic Equity Fund, Inc.
   The Rodney Square Strategic Fixed-Income Fund, Inc.
   The BlackRock Funds, Inc. (Distributed by BlackRock Distributors, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)
   The OffitBank Investment Fund, Inc. (Distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)
   The OffitBank Variable Insurance Fund, Inc. (Distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of Provident Distributors, Inc.) CVO Greater China Fund, Inc. (Distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)

              (b) The information required by this item 29(b) is incorporated by reference to Form BD (SEC File No. 8-46564) filed by the Distributor with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

Item 28.      LOCATION OF ACCOUNTS AND RECORDS

   (1) PFPC Trust Company (assignee under custodian agreement), 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as sub-adviser and custodian).

   (2) Provident Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428 (records relating to its functions as distributor).

   (3) BlackRock Institutional Management Corporation, Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser, sub-adviser and administrator).

   (4) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

   (5) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's Articles of Incorporation, By-Laws and Minute Books).

   (6) Numeric Investors, L.P., 1 Memorial Drive, Cambridge, Massachusetts 02142 (records relating to its function as investment adviser).

   (7) Boston Partners Asset Management, L.P., One Financial Center, 43rd Floor, Boston, Massachusetts 02111 (records relating to its function as investment adviser).

   (8) Schneider Capital Management Co., 460 East Swedesford Road, Suite 1080, Wayne, Pennsylvania 19087 (records relating to its function as investment adviser).

   (9)        Custodial Trust Company, 101 Carnegie Center, Princeton,
              New Jersey 08540 (records relating to its functions as custodian).

   (10) Bogle Investment Management, L.P., 57 River Street, Suite 206, Wellesley, Massachusetts 02481 (records relating to its function as investment adviser)

Item 29.      MANAGEMENT SERVICES

                  None.

Item 30.      UNDERTAKINGS

              (a) Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

              (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 66 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, and State of Delaware, on the 2nd day of July, 1999.


                               THE RBB FUND, INC.


                             By:  /S/ EDWARD J. ROACH
                                  Edward J. Roach
                                  President and Treasurer

              Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         SIGNATURE                          TITLE                      DATE

   /S/  EDWARD J. ROACH              President (Principal         July 2, 1999
   Edward J. Roach                  Executive Officer) and
                                     Treasurer (Principal
                                        Financial and
                                      Accounting Officer)

   */S/DONALD VAN RODEN                     Director               July 2, 1999
   Donald van Roden

   */S/FRANCIS J. MCKAY                     Director               July 2, 1999
   Francis J. McKay

   */S/MARVIN E. STERNBERG                  Director               July 2, 1999
   Marvin E. Sternberg

   */S/JULIAN A. BRODSKY                    Director               July 2, 1999
   Julian A. Brodsky

   */S/ARNOLD M. REICHMAN                   Director               July 2, 1999
   Arnold M. Reichman

   */S/ROBERT SABLOWSKY                     Director               July 2, 1999
   Robert Sablowsky

   *By:  /S/ EDWARD J. ROACH                                       July 2, 1999
         Edward J. Roach
         Attorney-in-Fact

                               THE RBB FUND, INC.
                                 (the "Company")


                                POWER OF ATTORNEY


         Know All Men by These Presents, that the undersigned, Donald van Roden, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.


DATED:   April 23, 1997


/S/ DONALD VAN RODEN
    Donald van Roden

                               THE RBB FUND, INC.
                                 (the "Company")


                                POWER OF ATTORNEY


         Know All Men by These Presents, that the undersigned, Marvin E. Sternberg, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.


DATED:   April 23, 1997

/S/ MARVIN E. STERNBERG
    Marvin E. Sternberg

                               THE RBB FUND, INC.
                                 (the "Company")


                                POWER OF ATTORNEY


         Know All Men by These Presents, that the undersigned, Arnold Reichman, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.


DATED:   April 23, 1997


/S/ ARNOLD REICHMAN
    Arnold Reichman

                               THE RBB FUND, INC.
                                 (the "Company")


                                POWER OF ATTORNEY


         Know All Men by These Presents, that the undersigned, Francis J. McKay, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.


DATED:   April 23, 1997


/S/ FRANCIS J. MCKAY
    Francis J. McKay

                               THE RBB FUND, INC.
                                 (the "Company")


                                POWER OF ATTORNEY


         Know All Men by These Presents, that the undersigned, Julian Brodsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.


DATED:   April 23, 1997


/S/ JULIAN BRODSKY
    Julian Brodsky

                               THE RBB FUND, INC.
                                 (the "Company")


                                POWER OF ATTORNEY


         Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.


DATED:   April 23, 1997


/S/ ROBERT SABLOWSKY
    Robert Sablowsky

                               THE RBB FUND, INC.

                                  EXHIBIT INDEX

EXHIBITS

(a)  (25)    Form of Articles Supplementary.

(d)  (22)    Form of Investment Advisory Agreement between Registrant and Bogle
             Investment Management, L. P. (Bogle Small Cap Growth Fund).

(e)  (7)     Form of Distribution Agreement Supplement between Registrant and
             Provident Distributors, Inc. (Bogle Small Cap Growth Fund-
             Institutional Class).

(e)  (8)     Form of Distribution Agreement Supplement between Registrant and
             Provident Distributors, Inc. (Bogle Small Cap Growth Fund- Investor
             Class).

(g)  (15)    Form of Custodian Agreement Supplement between Registrant and PFPC
             Trust Company (Bogle Small Cap Growth Fund).

(h)  (51)    Form of Transfer Agency Agreement Supplement between Registrant and
             PFPC, Inc. (Bogle Small Cap Growth Fund).

(h)  (52)    Form Of Administrative Services Agreement Supplement between
             Registrant and Provident Distributors, Inc. (Bogle Small Cap Growth
             Fund).

(h)  (53)    Form of Administration and Accounting Services Agreement between
             Registrant and PFPC, Inc. (Bogle Small Cap Growth Fund).

(h)  (54)    Form of non 12b-1 Shareholder Services Plan and Servicing Agreement
             for Bogle Small Cap Growth Investor Shares.

(j)  (1)     Consent of Drinker Biddle & Reath LLP

(l)  (17)    Form of Purchase Agreement between Registrant and Bogle Investment
             Management, L. P. (Bogle Small Cap Growth Fund).

(o)  (1)     Amended and Restated Plan Pursuant to Rule 18f-3.